Nuveen Exchange-Traded Funds

Providing tax-free income to help you live your dreams

NEW YORK VALUE (NNY)
NEW YORK PERFORMANCE PLUS (NNP)
NEW YORK INVESTMENT QUALITY (NQN)
NEW YORK SELECT QUALITY (NVN)
NEW YORK QUALITY INCOME (NUN)
INSURED NEW YORK PREMIUM INCOME (NNF)

ANNUAL REPORT/SEPTEMBER 30, 1996

Photographic image of couple walking on beach.

Photographic image of financial adviser reviewing financial statements/plans with older couple.

Tax-informed investing

An important part of any successful investment program is gauging how well your investments have performed and measuring your progress toward your long-term goals.


Taxes dramatically alter the relative returns of the five asset classes shown at right. Graph showing after-tax returns, 1976-1996.

Municipals        8.26
Treasuries        5.62
Corporates        6.11
Stocks           10.51
Treasury Bills    3.87

  Traditionally, the most common way to measure performance has been to compare pre-tax rates of return for different investments across similar time periods. The rationale behind this method is that each investor is taxed at a different rate, making pre-tax comparisons the seemingly logical way to ensure you are comparing apples to apples.

  This, however, is precisely the rationale that can make a pre-tax performance assessment misleading. When returns are presented on a pre-tax basis, you may lose sight of the major impact taxes can have on your earnings, and fail to get the complete picture of your progress toward your investment goals. At Nuveen, we've built our reputation help ing investors realize that it's not what you earn, it's what you keep.

TAX-INFORMED INVESTING: THE KEY
TO MEASURING LONG-TERM RESULTS

The true measure of an investment is its performance on an after-tax basis. Analyzing after-tax returns gains added significance when you realize that the taxes you pay can never be regained. Once that money is "lost," it can't be put to work through compounding, earning additional dollars for you.

  To better illustrate the ways that taxes can affect the amount you keep versus the amount you earn, Nuveen Research recently studied 20 years of investment returns, both pre-tax and after-tax, to determine the impact of taxes on various asset classes. We were particularly interested in the results for municipal bonds, an asset class that is commonly excluded from the top performance rankings when only pre-tax returns are considered.

MEASURING WHAT YOU KEEP

The study showed that, once the impact of taxes was figured into the equation, municipal bonds offered a distinct advantage over other fixed income investments. Over the study period, municipal bonds outperformed both corporate and Treasury bonds (see accompanying tables), as high tax rates and the loss of compounding income took their toll on corporate and Treasury results.

  As investors are well aware, performance over the long term--and the purchasing power of their earnings--can be eroded by inflation as well as taxes. The study showed that, over the past 20 years, only municipal bonds and stocks provided significant after-tax gains over the Consumer Price Index, the most recognized measure of inflation.

ABOUT THE STUDY

The study, "Measuring What You Keep: Historical After-Tax Returns," compared pre-tax and after-tax total returns over the past 20 years for five asset classes: municipal bonds, Treasury bonds, Treasury bills, corporate bonds, and large company stocks. Returns for each asset class were represented by the returns on commonly used market indexes compiled by Lehman Brothers and Ibbotson Associates.

  A hypothetical investment of $100,000 was made in each of these asset classes at the beginning of 1976, with all dividends and interest reinvested through the end of 1995. In addition, the after-tax proceeds of an assumed annual 20% turnover rate were reinvested. The study assumed that taxes were paid annually at the applicable federal income tax rates for an investor earning the equivalent of $100,000 in 1995. Of course, this hypothetical investment performance neither reflects past performance nor predicts future results of any Nuveen investment.

INCORPORATING TAX-INFORMED
INVESTING IN YOUR PORTFOLIO

The Nuveen study confirms what many investors have known for years: that municipal bonds can play a critical role in the long-term financial strategies of tax-informed investors.

Balancing short-term and long-term investments

Combining shorter- and longer-term tax-free investments may help you manage cumulative risk in your portfolio while still capturing the potential for attractive overall rates. Shorter-term investments can help reduce the current volatility of your portfolio and provide a source of investable funds to take advantage of additional investment opportunities as they arise. Longer-term leveraged exchange-traded funds have provided attractive yields and offer trading flexibility that allows quick and easy portfolio adjustments.

Dividend reinvestment

Studies indicate that weathering market cycles by maintaining an investment plan with long-term goals can help shield investors in the event of a declining market. The purchase of additional shares on a regular schedule, such as through dividend reinvestment, is another strategy for navigating market changes. Dividend reinvestment is an easy and convenient way to set aside dollars on a regular basis, helping you take advantage of dollar-cost averaging while gaining the benefits of tax-free compounding.

CONSISTENT AFTER-TAX PERFORMANCE

For the long-term investor, performance--even after the impact of taxes and inflation--is the true meas ure of an investment's merit. While most investors choose municipal bonds for their tax-free income advantage, the positive news about their after-tax returns reinforces their potential value as part of a tax-informed investment strategy designed to meet long-term objectives. Understanding the impact of taxes can mean that you keep more of what you earn, and municipal bonds can help you do just that.


Only municipals and equities generated signif icant increases in purchasing power over the twenty-year period, with after-tax and inflation-adjusted returns in excess of 2.75% annually.


         ANNUAL AFTER-TAX REAL RETURNS, 1976-1995

  PERIOD          MUNICIPALS     TREASURIES      CORPORATES       STOCKS        BILLS
  1976-1985        .69%          -3.32%          -2.14%            2.75%       -2.67%
  1986-1995       5.15            4.21            3.91             7.31         0.13
  1976-1995       2.88%           0.37%           0.84%            5.02%       -1.30%

Photographic image of couple walking on beach.

CONTENTS

 6 Municipal market perspective
 7 Dear shareholder
 9 Answering your questions
13 Fund performance
16 Commonly used terms
18 Portfolio of investments
46 Statement of net assets
48 Statement of operations
50 Statement of changes in net assets
53 Notes to financial statements
64 Financial highlights
68 Report of independent auditors
69 Nuveen Exchange-Traded Funds
   dividend reinvestment program

Municipal market perspective

This year's bond market has not been easy to categorize. While 1994 represented the worst period in recent bond market history and 1995 the best in a decade, 1996 has seen a stream of mixed reports on the state of the economy that have caused investors alternately to view the markets with uncertainty and enthusiasm.

Despite this climate, the municipal bond market has rewarded investors with solid returns, dependable income, and opportunities to purchase bonds with strong credit quality. In recent months, municipal bonds have once again begun to outperform Treasuries, an indication of the strength and resilience of this market segment.

A look at the current economy shows a combination of factors that historically bode well for the bond market. Inflation is maintaining the same modest pace that it has demonstrated over the past five years and gives every indication of being well under control. At the same time, the economy continues to moderate, as evidenced by the lack of price pressure at the consumer and producer levels, steady employment statistics, low labor costs, and a stable money supply.

Dear shareholder

Photographic image of head shot of Chairman and Chief Executive Officer of Nuveen.

"Municipal bonds continue to play an important role in meeting the investment goals of conservative investors."

As I begin my duties as the new chairman and chief executive officer of John Nuveen & Co. Incorporated and chairman of the board of the Nuveen exchange-traded funds, I am pleased to have this opportunity to report to you on the performance of your funds. My experience at Nuveen over the past 19 years has shaped my commitment to maintaining Nuveen's tradition of value investing and prudent management. We continue to focus on building shareholder value, providing research-oriented management, and delivering dependable performance, in the belief that this focus will contribute to many more years of investment success for our fund shareholders.

  Municipal bonds continue to play an important role in meeting the investment goals of conservative investors. The performance of the exchange-traded funds covered in this report demonstrates the ability of quality investments to provide extremely attractive tax-free income and solid taxable-equivalent yields. As of September 30, 1996, the current annual yield on share price for these funds ranged from 5.98% to 6.43%. To match these yields, an investor in the combined 40.5% federal and New York state income tax bracket would have had to earn at least 10.05% on taxable alternatives. Without question, taxable yields at this level on investments of comparable quality can be difficult to obtain in today's markets.

  The net asset values of some funds declined slightly over the past year, reflecting the general trend of higher yields and lower prices, yet returns remained attractive. For the funds covered in this report, total returns, representing changes in net asset value and reinvestment of all dividends and capital gains, if any, ranged from 4.85% to 8.35%, equivalent to taxable investments with total returns of 9.32% to 12.37%. As concerns about the effects of a potential flat tax evaporated and the Federal Reserve continued to stand firm on interest rates, confidence in the bond market enjoyed a resurgence, and the share prices of all of these funds rose. This, added to the attractive returns and solid yields, further improved investors' overall experience for the year ended September 30, 1996.

  I would like to take this opportunity to share with you the news of some recent developments that will give Nuveen the flexibility to meet expanded investor needs for capital preservation, current income, and future growth.

  In November, we are introducing the Nuveen Growth and Income Stock Fund, the first of three Nuveen equity-based mutual funds designed to provide a high-quality complement to our current municipal bond funds. These new funds will be offered in affiliation with Institutional Capital Corporation (ICAP), an institutional equity management firm located in Chicago that shares Nuveen's values and investment management style. Tailor-made to address the needs of the Nuveen investor, these funds can play a critical role in achieving a balanced strategy for investors who count on their investments to provide a core element of their financial security.

  In a move designed to complement the ICAP alliance, Nuveen is acquiring Flagship Resources, Inc., a fixed income mutual fund specialist based in Dayton, Ohio. Flagship is a firm that shares our views on the importance of research and emphasizes a conservative, value-oriented approach to portfolio management. In January 1997, the tax-exempt mutual fund activities of Flagship and Nuveen will be merged, resulting in more than 40 municipal funds, the broadest selection available in the U.S.

  We are excited about these recent developments, and we are pleased to be bringing Nuveen investors expanded options for achieving wealth preservation, dependable income, and long-term asset growth. We thank you for your continued confidence in Nuveen.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
November 15, 1996

Answering your questions

Photographic image of montage of letters received by Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, discusses the investment environment and recent factors affecting the municipal market

What has been Nuveen's investment approach over the past year?

Nuveen continues to pursue its value investing strategy, a disciplined approach to security selection and portfolio construction designed to deliver above-market performance by identifying individual bonds with current yields, prices, credit quality, and future prospects that are exceptionally attractive relative to other bonds in the market. This approach was rewarded over the past year, as many of our portfolio holdings were upgraded by the national rating agencies, indicating that our judgments about credit quality were on target.

  As opportunity allowed, we purchased bonds at discounts from their par value. These bonds, which have coupon rates slightly below market levels, are less likely to be called from our portfolios, assuring more stable yields for our investors.

Some funds' discounts have narrowed over the past few months.
What caused this improvement?

To understand the reasons for this improvement, it may be helpful to remember that each share has two prices: the net asset value (NAV), which represents the underlying value of the bonds, and the share price, which is the fund's price on the stock exchange. As with other securities, share prices for municipal bond funds change frequently, driven by investors' demand for shares and the available supply. When a fund's NAV is higher than its share price, we say that the shares can be purchased at a discount.

  In 1995, the recovery of the bond market meant that the net asset values for some funds appreciated more quickly than their share prices, widening discounts for a while. This is not unusual, as the market often takes time to reflect underlying value balanced against the various factors that affect individual investor decisions, such as the outlook for the direction of interest rates, inflation forecasts, the relative strength of the stock market, and legislative and tax outlooks.

  As investor worries about tax reform--and the potential effect of a flat tax proposal on tax-free investments--waned over the first half of 1996, the demand for tax-free products grew. Adding to the positive outlook for the bond market was the Federal Reserve's decision to hold the line on interest rates, indicating that it believes inflation is under control. The combination of higher yields, concerns about the endurance of the stock market's bullish performance, and broker recommendations also prompted greater demand for municipal bonds and bond funds.

  In addition, shareholders have found that municipal bond funds provide an important level of diversification in a well-structured portfolio. Because inflation and tax reform appear to present few problems at this point, investors are taking advantage of the opportunity to lock in current rates. With increased demand, share prices generally have risen, resulting in narrower discounts. In fact, some exchange-traded funds are now trading at a premium, that is, their share prices are higher than their NAVs.

What are some of the factors affecting dividend stability and changes?

For many investors, stability of income is another important objective. To help investors satisfy this objective, we set dividends on Nuveen funds conservatively, seeking a level that we expect will be sustainable for at least several months. Many of the funds that saw dividend reductions over the past year had previously enjoyed prolonged periods without dividend changes; for most funds, the recent changes were relatively small. Still, dividends ultimately depend on the overall earnings of each fund (which can be reduced by bond calls), fluc tuations in interest rates, capital gains distributions, and other portfolio changes.

  With the exception of the New York Value Fund, which is unleveraged, the funds in this report use leverage as an additional way to enhance income for common shareholders. The dividends of leveraged funds can be affected by a sudden or prolonged rise in short-term interest rates. In fact, short-term rates on average have been higher over the past two years than they were in the early 1990s. This has resulted in higher rates for preferred shareholders and less income available for common shareholders. It is important to remember that leverage can increase NAV volatility as well as investment potential. Greater stability in both long and short-term interest rates in 1996 has reduced some of the pressures on dividends and NAVs for many leveraged funds.

  Another factor that can lower dividends is bond calls. When the Federal Reserve Board made a series of rate cuts between July 1995 and January 1996, long-term municipal bond yields reacted by declining almost 130 basis points from their levels at the beginning of 1995. Current long-term rates are well below those at the start of the decade. As older, higher-yielding bonds were called from some portfolios, they were replaced with the bonds available in the market today, reducing fund earnings. To minimize the effect of bond calls and protect investors' current income, Nuveen has taken advantage of opportunities to invest in non-callable bonds as well as bonds priced at a discount from their par value.

Photographic image of Tom Spalding, Portfolio Manager at Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, answers investors' questions on developments in the municipal market

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NNY

The Fund adjusted its monthly tax-free dividend in July as older, higher coupon bonds were called and replaced with today's lower yielding bonds. In addition, shareholders received a capital gains distribution in December.


12 MONTH DIVIDEND HISTORY
Date         Monthly Dividends    Supplemental Dividends      Capital Gains

10/11/95     $0.0560
11/13/95     $0.0560
12/13/95     $0.0560                                          $0.0402
01/10/96     $0.0560
02/13/96     $0.0560
03/13/96     $0.0560
04/11/96     $0.0560
05/13/96     $0.0560
06/12/96     $0.0560
07/11/96     $0.0530
08/13/96     $0.0530
09/11/96     $0.0530
FUND HIGHLIGHTS 9/30/96
Yield                                      6.06%
Taxable-equivalent yield                  10.18%
Annual total return on NAV                 4.85%
Taxable-equivalent total return            9.32%
Share price                              $10.50
NAV                                      $10.23

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NNP

Dividends of NNP have been consistently at an attractive level despite a modest reduction in August. Dividends are adjusted periodically to reflect the current earnings of the portfolio.

12 MONTH DIVIDEND HISTORY
Date         Monthly Dividends    Supplemental Dividends      Capital Gains
10/11/95     $0.0940
11/13/95     $0.0940
12/13/95     $0.0940
01/10/96     $0.0940
02/13/96     $0.0940
03/13/96     $0.0940
04/11/96     $0.0940
05/13/96     $0.0940
06/12/96     $0.0940
07/11/96     $0.0940
08/13/96     $0.0925
09/11/96     $0.0925
FUND HIGHLIGHTS 9/30/96
Yield                                      6.43%
Taxable-equivalent yield                  10.81%
Annual total return on NAV                 5.53%
Taxable-equivalent total return           10.34%
Share price                              $17.25
NAV                                      $16.17

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NQN

In keeping with the Fund's goal of providing attractive, dependable tax-free income, share holders enjoyed 12 months of steady dividends. In addition, shareholders received a capital gains distribution in December.

12 MONTH DIVIDEND HISTORY
Date         Monthly Dividends    Supplemental Dividends      Capital Gains
10/11/95     $0.0875
11/13/95     $0.0875
12/13/95     $0.0875                                          $0.0226
01/10/96     $0.0875
02/13/96     $0.0875
03/13/96     $0.0875
04/11/96     $0.0875
05/13/96     $0.0875
06/12/96     $0.0875
07/11/96     $0.0875
08/13/96     $0.0875
09/11/96     $0.0875
FUND HIGHLIGHTS 9/30/96
Yield                                      6.22%
Taxable-equivalent yield                  10.45%
Annual total return on NAV                 5.09%
Taxable-equivalent total return            9.65%
Share price                              $16.875
NAV                                      $15.89

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NVN
Dividends of NVN have been consistently at an attractive level despite a modest reduction in August. Dividends are adjusted periodically to reflect the current earnings of the portfolio. In addition, shareholders received a capital gains distribution in December.

12 MONTH DIVIDEND HISTORY
Date         Monthly Dividends    Supplemental Dividends      Capital Gains
10/11/95     $0.0840
11/13/95     $0.0840
12/13/95     $0.0840                                          $0.0249
01/10/96     $0.0840
02/13/96     $0.0840
03/13/96     $0.0840
04/11/96     $0.0840
05/13/96     $0.0840
06/12/96     $0.0840
07/11/96     $0.0840
08/13/96     $0.0825
09/11/96     $0.0825
FUND HIGHLIGHTS 9/30/96
Yield                                      6.19%
Taxable-equivalent yield                  10.40%
Annual total return on NAV                 5.86%
Taxable-equivalent total return           10.29%
Share price                              $16.00
NAV                                      $15.78

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUN
In keeping with the Fund's goal of providing attractive, dependable tax-free income, share holders enjoyed 12 months of steady dividends. In addition, shareholders received a capital gains distribution in December.

12 MONTH DIVIDEND HISTORY
Date         Monthly Dividends    Supplemental Dividends      Capital Gains
10/11/95     $0.0780
11/13/95     $0.0780
12/13/95     $0.0780                                          $0.0197
01/10/96     $0.0780
02/13/96     $0.0780
03/13/96     $0.0780
04/11/96     $0.0780
05/13/96     $0.0780
06/12/96     $0.0780
07/11/96     $0.0780
08/13/96     $0.0780
09/11/96     $0.0780
FUND HIGHLIGHTS 9/30/96
Yield                                      6.14%
Taxable-equivalent yield                  10.32%
Annual total return on NAV                 6.45%
Taxable-equivalent total return           10.74%
Share price                              $15.25
NAV                                      $15.32

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NNF

Shareholders enjoyed an increase in the monthly tax-free dividend in August, as short-term rates in this state persisted at levels lower than expected when the dividends were set.

12 MONTH DIVIDEND HISTORY
Date         Monthly Dividends    Supplemental Dividends      Capital Gains

10/11/95     $0.0665
11/13/95     $0.0665
12/13/95     $0.0665
01/10/96     $0.0665
02/13/96     $0.0665
03/13/96     $0.0665
04/11/96     $0.0665
05/13/96     $0.0665
06/12/96     $0.0665
07/11/96     $0.0665
08/13/96     $0.0685
09/11/96     $0.0685
FUND HIGHLIGHTS 9/30/96
Yield                                      5.98%
Taxable-equivalent yield                  10.05%
Annual total return on NAV                 8.35%
Taxable-equivalent total return           12.37%
Share price                              $13.75
NAV                                      $14.26

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

Commonly used terms

Yield
An exchange-traded fund's annualized monthly dividend on a given date
(in the case of this report, September 30, 1996) divided by its closing price per share on that date.

Taxable equivalent yield
The return an investor subject to a given federal and state income tax rate would need to obtain from a fully taxable investment to equal the fund's stated annualized yield on share price. In this report, the combined tax rate is assumed to be 40.5% for New York shareholders, based on incomes of $121,300-$263,750 for investors filing singly, $147,700-$263,750 for those filing jointly.

Net Asset Value(NAV)
The market value of all securities and other assets held by an exchange-traded fund, minus any liabilities. The NAV per share is the fund's net assets, less the value of its preferred shares (if applicable), divided by the total number of common shares outstanding.

Total return on NAV
The percentage change in a fund's NAV per common share for a given period, assuming reinvestment of all dividends and capital gains distributions, if any.

Taxable equivalent total return
The total return an investor subject to a given state and federal income tax rate would need to obtain from a fully taxable investment to equal the Fund's stated total return on NAV.

Leverage
A technique used to enhance the income produced for common shareholders by a long-term municipal bond fund through the issuance of short-term preferred shares. The proceeds from the sale of the preferred shares can be used to purchase additional long-term bonds, thus increasing the portfolio's income stream. Changes in net asset value per share, both up and down, are also magnified by leverage.

Each Fund intends to repurchase shares of its own common or preferred stock (if applicable) in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended September 30, 1996. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

PORTFOLIO OF INVESTMENTS
NUVEEN NEWYORK MUNICIPAL VALUE FUND, INC. (NNY)
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
               Certificates of Participation, The State of New York,
                Commissioner of the Office of Mental Health of the State
                of New York:
 $ 1,000,000    8.250%, 9/01/07                                                        Baa1       9/97 at 102     $ 1,051,850
   3,000,000    8.300%, 9/01/12                                                        Baa1       9/97 at 102       3,158,550
   4,000,000   Dormitory Authority of the State of New York, Judicial
                Facilities Lease Revenue Bonds (Suffolk County Issue),
                Series 1986, 7.375%, 7/01/16                                            Aaa      No Opt. Call       4,691,200
     250,000   Dormitory Authority of the State of New York, Judicial
                Facilities Lease Revenue Bonds (Suffolk County Issue),
                Series 1991A, 9.500%, 4/15/14                                          Baa1      10/96 at 115 7/8     291,693
   5,000,000   Dormitory Authority of the State of New York Bonds, Upstate
                Community Colleges, 1987 Issue, 8.125%, 7/01/17
                (Pre-refunded to 7/01/97)                                               Aaa       7/97 at 102       5,258,950
   1,000,000   Dormitory Authority of the State of New York, City University
                Refunding Bonds, 1988A Issue, 8.200%, 7/01/12                          Baa1       7/98 at 102       1,078,670
   1,000,000   Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1993A, 5.750%, 7/01/18                                          Baa1      No Opt. Call         979,850
   2,000,000   Dormitory Authority of the State of New York, City University
                System Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20       Baa1       7/03 at 100       1,709,000
   1,000,000   Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990A,
                7.400%, 5/15/01                                                        Baa1       5/00 at 102       1,084,200
   1,000,000   Dormitory Authority of the State of New York, Court Facilities
                Lease Revenue Bonds (The City of New York Issue), Series
                1993A, 5.700%, 5/15/22                                                 Baa1       5/03 at 101 1/2     944,090
   1,000,000   New York Local Government Assistance Corporation, New York,
                Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)                 Aaa       4/01 at 102       1,134,130
   1,000,000   New York Medical Care Facilities Finance Agency, Mental Health
               Services Facilities Improvement Revenue Bonds, 1992 Series A,
               6.375%, 8/15/17                                                          Aaa      12/02 at 102       1,048,370
   1,000,000   New York State Energy Research and Development Authority,
                Electric Facilities Revenue Bonds, Series 1991 A
                (Consolidated Edison Company of New York, Inc. Project),
                7.500%, 1/01/26 (Alternative Minimum Tax)                                A1       1/00 at 101       1,079,010
   1,000,000   New York State Energy Research and Development Authority, Gas
                Facilities Revenue Bonds, Series C (The Brooklyn Union Gas
                Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)             Aaa       7/03 at 102         963,340
   4,000,000   New York State Energy Research and Development Authority,
                Pollution Control Revenue Bonds (Central Hudson Gas & Electric
                Corporation), Series C, 8.375%, 12/01/28 (Alternative Minimum Tax)        A-     12/98 at 102       4,361,760
   4,500,000   New York State Energy Research and Development Authority, Pollution
                Control Revenue Bonds, Series C (Rochester Gas and Electric
                Corporation Project), 8.375%, 12/01/28 (Alternative Minimum Tax)        Baa1     12/98 at 102       4,880,700
   1,425,000   New York State Environmental Facilities Corporation, Water
                Facilities Revenue Bonds, Series 1992 (The New Rochelle
                Water Company Project), 6.400%, 12/01/24 (Alternative Minimum Tax)       A-       6/02 at 102       1,467,408
   1,000,000   New York State Housing Finance Agency, State University Construction
                Refunding Bonds, 1988 Series A, 8.100%, 11/01/10 (Pre-refunded
                to 11/01/98)                                                            Aaa      11/98 at 102       1,097,600
   1,000,000   New York State Housing Finance Agency, H.E.L.P.-Suffolk Housing
                Revenue Bonds, 1989 Series A, 8.100%, 11/01/05                          Baa      11/99 at 100       1,059,720
               New York State Housing Finance Agency, Health Facilities Revenue
                 Bonds (New York City), 1990 Series A Refunding:
   4,145,000    8.000%, 11/01/08 (Pre-refunded to 11/01/00)                             Aaa      11/00 at 102       4,743,994
     855,000    8.000%, 11/01/08                                                       BBB+      11/00 at 102         957,096
   1,000,000   New York State Housing Finance Agency, Service Contract
                Obligation Revenue Bonds, 1994 Series A, 6.375%, 9/15/14               Baa1       9/04 at 102       1,032,310
   2,500,000   New York State Medical Care Facilities Finance Agency, Hospital
                and Nursing Home Insured Mortgage Revenue Bonds, 1987 Series A,
                8.000%, 2/15/27 (Pre-refunded to 8/15/97)                               Aaa       8/97 at 102       2,620,925
   1,800,000   New York State Medical Care Facilities Finance Agency, Hospital and
                Nursing Home Insured Mortgage Revenue Bonds, 1992 Series C,
                6.550%, 8/15/12                                                          Aa       8/02 at 102       1,881,342
   4,980,000   New York State Medical Care Facilities Finance Agency, Albany
                Medical Center Hospital Project Revenue Bonds, 1987 Series A,
                8.000%, 2/15/28                                                         AAA       8/98 at 102       5,358,331
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 5,000,000   New York Medical Care Facilities Finance Agency, Hospital and
                Nursing Home FHA-Insured Mortgage Revenue Bonds, 1987 Series A,
                8.300%, 2/15/22 (Pre-refunded to 2/15/98)                               AAA       2/98 at 102     $ 5,375,100
   3,240,000   New York State Medical Care Facilities Financing Agency,
                Hospital and Nursing Home-FHA Insured Mortgage Revenue
                Bonds, 1995 Series B, 6.250%, 2/15/15                                   AAA       8/05 at 102       3,370,702
   1,000,000   New York State Medical Care Facilities Finance Agency, Huntington
                Hospital Project Revenue Bonds, 1987 Series A Refunding,
                8.125%, 11/01/14 (Pre-refunded to 11/01/97)                             Aaa      11/97 at 102       1,064,470
   6,250,000   New York State Medical Care Facilities Finance Agency, Hospital
                Insured Mortgage Revenue Bonds, 1987 Series A Refunding,
                8.000%, 2/15/25 (Pre-refunded to 8/15/97)                               Aaa       8/97 at 102       6,591,500
               New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1987
                Series A Refunding:
   1,650,000    8.875%, 8/15/07 (Pre-refunded to 8/15/97)                               AAA       8/97 at 102       1,753,488
   1,850,000    8.875%, 8/15/07                                                        Baa1       8/97 at 102       1,959,483
               New York State Urban Development Corporation, State Facilities
                Revenue Bonds, Series 1991:
   1,000,000    7.500%, 4/01/11 (Pre-refunded to 4/01/01)                              Baa1       4/01 at 102       1,134,130
   1,000,000    7.500%, 4/01/20 (Pre-refunded to 4/01/01)                               Aaa       4/01 at 102       1,134,130
   3,900,000   New York State Urban Development Corporation, Correctional
                Capital Facilities Revenue Bonds, 1993 Refunding Series,
                5.500%, 1/01/15                                                        Baa1       1/03 at 102       3,631,355
   1,000,000   New York State Urban Development Corporation, State Facilities
                Revenue Bonds, 1995 Refunding Series, 5.750%, 4/01/11                  Baa1      No Opt. Call         993,690
   5,000,000   New York State, Urban Development Corporation, Project Revenue
                Bonds (Onondaga County Convention Center), Series 1990,
                7.875%, 1/01/20 (Pre-refunded to 1/01/01)                               Aaa       1/01 at 102       5,711,000
   1,000,000   Power Authority of the State of New York, General Purpose
                Bonds, Series V, 8.000%, 1/01/17                                         Aa       1/98 at 102       1,068,080
     380,000   State of New York Mortgage Agency, Mortgage Revenue Bonds,
                Eighth Series D, 8.375%, 10/01/17                                        Aa       1/98 at 102         396,150
   1,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series HH-3, 7.950%, 4/01/22 (Alternative Minimum Tax)            Aa       6/00 at 102       1,595,280
   8,205,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series VV, 0.000%, 10/01/23 (Alternative Minimum Tax)             Aa      10/01 at 19 11/32  1,145,664
   2,955,000   Town of Babylon Industrial Development Agency (New York),
                Resource Recovery Revenue Bonds, Series 1985, Ogden Martin
                System of Babylon, Inc. Project), 8.500%, 1/01/19                      Baa1       7/98 at 103       3,256,824
     250,000   Battery Park City Authority, Revenue Refunding Bonds, Series
                1993A, Junior Revenue Refunding Bonds, 5.800%, 11/01/22                   A      11/03 at 102         239,468
   1,000,000   Town of Brookhaven Industrial Development Agency, 1988 Civic
                Facility Revenue Bonds, St Joseph's College, New York Civic
                Facility, 8.100%, 4/01/08                                                 A       4/98 at 102       1,063,290
   2,500,000   Cattaraugus County, New York, Certificates of Participation (
                Olean Office Facility Project), Series 1988 A, 8.500%, 8/01/09
                (Pre-refunded to 8/01/98)                                               BBB-      8/98 at 102       2,732,650
   1,000,000   City of Geneva Industrial Development Agency (Ontario County, New
                York), 1991 Civic Facility Revenue Bonds (Finger Lakes United
                Cerebral Palsy, Inc. Civic Facility), 8.500%, 11/01/16                  N/R      11/01 at 102       1,063,440
   5,000,000   Town of Hempstead Industrial Development Agency (Hempstead, New
                York), Fixed Rate/Convertible Resource Recovery Revenue Bonds
               (1985 American Ref-Fuel Company of Hempstead Project),
                7.375%, 12/01/05                                                          A-     12/96 at 102       5,118,050
   1,000,000   Metropolitan Transportation Authority (New York), Transit
                Facilities 1987 Service Contract Bonds, Series 1, 8.500%,
                7/01/17 (Pre-refunded to 7/01/97)                                       AAA       7/97 at 102       1,054,540
   2,000,000   Metropolitan Transportation Authority (New York), Transit
               Facilities 1987 Service Contract Bonds, Series 7, 4.750%, 7/01/19        Baa1      7/03 at 100       1,656,080
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 1,000,000   Metropolitan Transportation Authority, Transit Facilities
                Revenue Bonds, Series J, 5.500%, 7/01/22                                Aaa       7/02 at 100      $  963,270
   3,500,000   The City of New York, General Obligation Bonds, Fiscal 1991
                Series D, 9.500%, 8/01/02                                              Baa1       8/01 at 101 1/2   4,135,530
   1,390,000   The City of New York, General Obligation Bonds, Fiscal 1996
                Series B, 6.750%, 8/15/03                                              Baa1      No Opt. Call       1,481,698
      25,000   The City of New York, General Obligation Bonds, Fiscal 1992
                Series C, 6.300%, 8/01/03                                               Aaa       8/02 at 101 1/2      27,109
   1,135,000   The City of New York, General Obligation Bonds, Fiscal 1995
                Series D 6.600%, 2/01/04                                                 A-      No Opt. Call       1,196,131
               The City of New York, General Obligation Bonds, Fiscal 1988
                Series A:
   2,500,000    8.125%, 11/01/06 (Pre-refunded to 11/01/97)                             Aaa      11/97 at 101 1/2   2,650,300
   2,500,000    8.500%, 11/01/11 (Pre-refunded to 11/01/97)                             Aaa      11/97 at 101 1/2   2,655,725
      35,000   The City of New York, General Obligation Bonds, Fiscal 1986
                Series C 8.500%, 8/01/12                                                Baa1      2/97 at 102          35,982
   1,480,000   The City of New York, General Obligation Bonds, Fiscal 1987
                Series C, 7.000%, 2/01/15                                               Baa1      2/00 at 100       1,507,188
   2,890,000   The City of New York, General Obligation Bonds, Fiscal 1996
                Series I, 5.875%, 3/15/18                                               Baa1      3/06 at 101 1/2   2,751,338
     485,000   New York City Housing Development Corporation, Mortgage Revenue
                Bonds (South Williamsburg Cooperative), 1990 Series A,
                7.900%, 2/01/23 (Alternative Minimum Tax)                                 Aa      2/00 at 102         515,996
   1,430,000   New York City Housing Development Corporation, Mortgage Revenue
                Bonds (South Bronx Cooperatives), 1990 Series A, 8.100%, 9/01/23
                (Alternative Minimum Tax)                                                 Aa      9/00 at 102       1,540,997
   1,500,000   New York City Housing Development Corporation, Multi-Family
                Mortgage Revenue Bonds (FHA Insured Mortgage Loan), 1993 Series A,
                6.550%, 10/01/15                                                         AAA      4/03 at 102       1,564,455
   3,750,000   New York City, New York, Municipal Water Finance Authority, Water
                and Sewer System Revenue Bonds, Fiscal 1988 Series A,
                9.000%, 6/15/17 (Pre-refunded to 6/15/97)                                Aaa      6/97 at 102       3,960,338
   1,000,000   New York City, Municipal Water Finance Authority (New York), Water
                and Sewer System Revenue Bonds, Fiscal 1991 Series C,
                7.750%, 6/15/20 (Pre-refunded to 6/15/01)                                Aaa      6/01 at 101 1/2   1,144,230
   2,600,000   New York City Industrial Development Agency, Civic Facility
                Revenue Bonds (YMCA of Greater New York Project), 8.000%, 8/01/16        N/R      8/01 at 102       2,789,592
   1,000,000   New YorkCity Industrial Development Agency, Special Facility Revenue
                Bonds (1990 American Airlines, Inc. Project), 8.000%, 7/01/20
                (Alternative Minimum Tax)                                                Baa2     1/99 at 102       1,058,640
   1,000,000   New York City Industrial Development Agency, Special Facility Revenue
                Bonds, Series 1994 (Terminal One Group Association, L.P. Project),
                6.125%, 1/01/24 (Alternative Minimum Tax)                                   A     1/04 at 102         992,030
   1,400,000   Newark-Wayne Community Hospital, Inc., Hospital Revenue
                Improvement and Refunding Bonds, Series 1993A, 7.600%, 9/01/15            N/R     9/03 at 102       1,339,576
   1,000,000   City of Niagara Falls, Niagara County, New York, Water Treatment Plant
                (Serial)Bonds, 1994, 7.250%, 11/01/11 (Alternative Minimum Tax)           Aaa     No Opt. Call      1,165,940
   2,000,000   St. Lawrence County Solid Waste Disposal Authority, County of
                St. Lawrence, New York, Solid Waste Disposal Revenue Bonds, Interim
                Disposal System, Series 1987, 8.875%, 1/01/08                             Baa     1/98 at 102       2,128,100
   2,000,000   Triborough Bridge and Tunnel Authority (New York), General Purpose
                Revenue Bonds, Series L, 8.125%, 1/01/12                                   Aa     1/98 at 102       2,134,000
   1,275,000   Triborough Bridge and TunnelAuthority, New York, Mortgage Recording
                Tax Special Obligation Bonds, Series 1988A, 8.000%, 1/01/18
                (Pre-refunded to 1/01/98)                                                 Aaa     1/98 at 101 1/2   1,356,863
$145,030,000   Total Investments - (cost $135,095,639) - 96.2%                                                    146,137,681
============

PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
               TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES - 2.0%
               The City of New York, General Obligation Bonds, Fiscal
                1995 Series B, Variable Rate Demand Bonds:
 $ 1,800,000    3.700%, 8/15/05+                                                     VMIG-1                      $    1,800,000
   1,200,000    3.700%, 8/15/22+                                                     VMIG-1                           1,200,000
 $ 3,000,000   Total Temporary Investments - 2.0%                                                                     3,000,000
============
               Other Assets Less Liabilities - 1.8%                                                                   2,710,214
               Net Assets - 100%                                                                                   $151,847,895
                                                                                                                   ============
                                                                               NUMBER OF             MARKET         MARKET
                          STANDARD & POOR'S                     MOODY'S       SECURITIES              VALUE        PERCENT
SUMMARY OF                              AAA                         Aaa               26       $ 68,460,000            47%
RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                8         10,277,509             7
PORTFOLIO OF                             A+                          A1                1          1,079,010             1
INVESTMENTS                           A, A-                   A, A2, A3                7         14,438,137            10
(EXCLUDING                  BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3               26         46,690,417            32
TEMPORARY                         Non-rated                   Non-rated                3          5,192,608             3
INVESTMENTS):
TOTAL                                                                                 71       $146,137,681            100%

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
N/R - Investment is not rated.
** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP)
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 3,420,000   Dormitory Authority of the State of New York, College and
                University Revenue (Pooled Capital Program), Series 1985,
                7.800%, 12/01/05                                                        Aaa       12/98 at 102    $ 3,705,296
   3,970,000   Dormitory Authority of the State of New York, United Health
                Services, Inc., FHA-Insured Mortgage Revenue Bonds, Series 1989,
                7.350%, 8/01/29                                                         AAA        2/00 at 102      4,278,985
   6,850,000   Dormitory Authority of the State of New York, Revenue Bonds,
                Department of Health of the State of New York Issue, Series 1990,
                7.700%, 7/01/20 (Pre-refunded to 7/01/00)                               Aaa        7/00 at 102      7,720,704
   4,400,000   Dormitory Authority of the State of New York Bonds, Upstate
                Community Colleges, 1990A Issue, 7.600%, 7/01/20
                (Pre-refunded to 7/01/00)                                              Baa1        7/00 at 102      4,918,276
   2,190,000   Dormitory Authority of the State of New York, Vassar College,
                Revenue Bonds, Series 1990, 7.250%, 7/01/15                              Aa        7/00 at 102      2,434,689
   4,000,000   Dormitory Authority of the State of New York, City University
                System Consolidated, Second General Resolution Revenue Bonds,
                Series 1990F, 7.875%, 7/01/07 (Pre-refunded to 7/01/00)                 Aaa       7/00 at 102       4,530,880
  10,000,000   Dormitory Authority of the State of New York, City University
                System Consolidated Revenue Bonds, Series 1990A, 7.625%, 7/01/20
                (Pre-refunded to 7/01/00)                                               Aaa       7/00 at 102      11,245,500
   3,000,000   Dormitory Authority of the State of New York, City University
                System Consolidated Revenue Bonds, Series 1993 B, 6.000%, 7/01/14       Aaa       No Opt. Call      3,166,590
               Dormitory Authority of the State of New York, City University System
                Consolidated Revenue Bonds, Series 1993F:
   1,000,000    5.500%, 7/01/12                                                        Baa1       7/03 at 102         957,250
   3,000,000    5.000%, 7/01/20                                                        Baa1       7/03 at 100       2,563,500
   2,000,000   Dormitory Authority of the State of New York, St. Vincent's
                Hospital and Medical Center of New York, FHA-Insured Mortgage
                Revenue Bonds, Series 1991, 7.400%, 8/01/30                             AAA       8/01 at 102       2,230,220
   2,500,000   Dormitory Authority of the State of New York, State University
                Educational Facilities, Revenue Bonds, Series 1993A, 5.875%,
                5/15/17                                                                Baa1       No Opt. Call      2,493,875
               Dormitory Authority of the State of New York, State University
                Educational Facilities, Revenue Bonds, Series 1989B:
   3,150,000    7.250%, 5/15/15 (Pre-refunded to 5/15/00)                               Aaa       5/00 at 102       3,492,972
     350,000    7.250%, 5/15/15 (Pre-refunded to 5/15/00)                               AAA       5/00 at 102         388,108
   2,360,000    5.000%, 5/15/18                                                        Baa1       5/00 at 100       2,028,798
   2,600,000   Dormitory Authority of the State of New York, State
                University Educational Facilities, Revenue Bonds, Series
                1990B, 7.375%, 5/15/14 (Pre-refunded to 5/15/00)                        AAA       5/00 at 102       2,893,826
   1,000,000   Dormitory Authority of the State of New York, Skidmore College,
                Insured Revenue Bonds, Series 1993, 5.250%, 7/01/13                     Aaa       7/03 at 102         956,430
   1,500,000   Dormitory Authority of the State of New York, Court Facilities
                Lease Revenue Bonds (The City of New York Issue), Series 1993 A,
                5.375%, 5/15/16                                                        Baa1       5/03 at 101 1/2   1,370,835
   3,000,000   New York Local Government Assistance Corporation, Series 1991A
                Bonds, 7.250%, 4/01/18 (Pre-refunded to 4/01/01)                        Aaa       4/01 at 102       3,372,180
   8,000,000   New York Local Government Assistance Corporation, New York,
                Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)                 Aaa       4/01 at 102       9,073,040
   1,000,000   New York State Energy Research and Development Authority, Electric
                Facilities Revenue Bonds, Series 1986 A (Consolidated Edison
                Company of New York, Inc. Project), 7.500%, 11/15/21
                (Alternative Minimum Tax)                                                A1      11/96 at 102       1,023,020
   8,500,000   New York State Energy Research and Development Authority,
                Electric Facilities Revenue Bonds, Series 1989A (Consolidated
                Edison Company of New York, Inc. Project), 7.750%, 1/01/24
               (Alternative Minimum Tax)                                                 A1       1/98 at 101 1/2   8,918,965
   3,100,000   New York State Energy Research and Development Authority,
                Electric Facilities Revenue Bonds, Series 1990 A (Consolidated
                Edison Company of New York, Inc. Project), 7.500%, 7/01/25
                (Alternative Minimum Tax)                                                A1        7/99 at 101      3,326,610
   1,000,000   New York State Energy Research and Development Authority, Solid
                Waste Disposal Revenue Bonds (New York State Electric and Gas
                Corporation Project), 1993 Series A, 5.700%, 12/01/28
                (Alternative MinimumTax)                                                Aaa      12/03 at 102         973,340
   9,825,000   New York State Environmental Facilities Corporation, State Water
                Pollution Control Revolving Fund Revenue Bonds, Series 1990 A
                (New York City Municipal Water Finance Authority Project),
                7.500%, 6/15/12                                                          Aa       6/00 at 102      10,874,801
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
  $ 1,000,000   New York State Environmental Facilities Corporation, State Water
                 Pollution Control, Revolving Fund Revenue Bonds, Series 1991 A (New
                 York City Municipal Water Finance Authority Project), 7.250%, 6/15/10    Aa       6/01 at 102     $ 1,118,050
    3,160,000   New York State Housing Finance Agency, Multi-Family Housing Revenue
                 Bonds (AMBAC Insured Program), 1989 Series B, 7.550%, 11/01/29
                 (Alternative Minimum Tax)                                               Aaa      11/99 at 102       3,322,076
    1,585,000   New York State Housing Finance Agency, Multi-Family Housing Revenue
                 Bonds (Secured Mortgage Program), 1992 Series A, 7.000%, 8/15/12
                 (Alternative Minimum Tax)                                                Aa       8/02 at 102       1,682,145
                New York State Housing Finance Agency, Health Facilities Revenue Bonds
                 (New York City), 1990 Series ARefunding:
    4,560,000    8.000%, 11/01/08 (Pre-refunded to 11/01/00)                             Aaa      11/00 at 102       5,218,966
      940,000    8.000%, 11/01/08                                                       BBB+      11/00 at 102       1,052,245
    3,950,000   New York State Medical Care Facilities Finance Agency, Albany
                 Medical Center Hospital Project Revenue Bonds, 1987 Series A,
                 8.000%, 2/15/28                                                         AAA       8/98 at 102       4,250,082
    9,000,000   New York State Medical Care Facilities Finance Agency, Hospital and
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1988 Series C,
                 7.700%, 2/15/22 (Pre-refunded to 8/15/98)                               AAA       8/98 at 102       9,733,950
    2,780,000   New York State Medical Care Facilities Finance Agency, Hospital and
                 Nursing Home-FHA Insured Mortgage Revenue Bonds, 1995 Series B,
                 6.250%, 2/15/15                                                         AAA       8/05 at 102       2,892,145
    4,000,000   New York State Medical Care Facilities Finance Agency, Hospital and
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1987 Series A,
                 8.300%, 2/15/22 (Pre-refunded to 2/15/98)                               AAA       2/98 at 102       4,300,080
   10,000,000   New York State Medical Care Facilities Finance Agency, Hospital and
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B,
                 6.200%, 8/15/22                                                         AAA       8/02 at 102      10,265,100
    4,500,000   New York State Medical Care Facilities Finance Agency, St.
                 Luke's-Roosevelt Hospital Center FHA-Insured Mortgage Revenue
                 Bonds, 1989 Series B, 7.450%, 2/15/29                                   Aaa       2/00 at 102       4,991,255
    1,295,000   New York State Medical Care Facilities Finance Agency, Hospital
                 Insured Mortgage Revenue Bonds, 1990 Series A, 7.700%, 2/15/25
                 (Pre-refunded to 8/15/00)                                               Aaa       8/00 at 102       1,461,809
    4,500,000   New York State Medical Care Facilities Finance Agency, Hospital and
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series C
                 (Mount Sinai Hospital), 5.750%, 8/15/19                                 AAA       8/02 at 102       4,407,210
    1,145,000   New York State Medical Care Facilities Finance Agency, Mental
                 Health Services Facilities Improvement Revenue Bonds, 1989 Series
                 A (General Obligation Bonds), 7.800%, 2/15/19
                (Pre-refunded to 2/15/99)                                                Aaa       2/99 at 102       1,257,015
      820,000   New York State Medical Care Facilities Finance Agency, Mental
                 Health Services Facilities Improvement Revenue Bonds, 1991 Series D,
                 7.400%, 2/15/18                                                        Baa1       2/02 at 102         907,674
                New York State Medical Care Facilities Finance Agency, Mental
                 Health Services Facilities Improvement Revenue Bonds,
                 1991 Series A:
    1,465,000    7.500%, 2/15/21 (Pre-refunded to 2/15/01)                               Aaa       2/01 at 102       1,654,600
      535,000    7.500%, 2/15/21                                                        Baa1       2/01 at 102         594,770
                New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1990 Series A:
    1,205,000    7.750%, 2/15/20 (Pre-refunded to 2/15/00)                               Aaa       2/00 at 102       1,348,021
    1,195,000    7.750%, 2/15/20                                                        Baa1       2/00 at 102       1,316,615
    1,005,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1990 Series B, 7.875%, 8/15/20                                         Baa1       8/00 at 102       1,122,726
    1,405,000   New York State MedicalCare Facilities Finance Agency (Mental
                 Health Services), 7.875%, 8/15/20 (Pre-refunded to 8/15/00)             Aaa       8/00 at 102       1,594,099
    3,000,000   New York State Medical Care, Facilities Finance Agency, FHA-Insured
                 Mortgage Project Revenue Bonds, 1995 Series C, 6.100%, 8/15/15          AA+       2/06 at 102       3,060,180
    5,800,000   New York State Medical Care Facilities Financing Agency, FHA-Insured
                 Mortgage Project Revenue Bonds, 1995 Series C, 6.250%, 8/15/15           Aa       2/05 at 102       6,012,280
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 1,500,000   New York State Thruway Authority, Local Highway and Bridge Service
                Contract Bonds, Series 1993, 5.250%, 4/01/13                           Baa1       4/03 at 102     $ 1,384,650
   6,225,000   New York State Urban Development Corporation, Correctional
                Facilities Revenue Bonds, Series G, 7.000%, 1/01/17
               (Pre-refunded to 1/01/00)                                                Aaa       1/00 at 102       6,811,084
   5,655,000   New York State Urban Development Corporation, Project Revenue
                 Bonds (Onondaga County Convention Center), Series 1990,
                 7.875%, 1/01/20 (Pre-refunded to 1/01/01)                              Aaa       1/01 at 102       6,459,141
   4,500,000   New York State Urban Development Corporation, Correctional
                Facilities Revenue Bonds, Series 5, 5.500%, 1/01/25                     Aaa       1/05 at 102       4,364,730
               New York State Urban Development Corporation, Correctional Capital
                Facilities Revenue Bonds, Series 1:
   4,000,000    7.750%, 1/01/14 (Pre-refunded to 1/01/00)                               Aaa       1/00 at 102       4,466,520
   1,000,000    7.500%, 1/01/20 (Pre-refunded to 1/01/00)                               Aaa       1/00 at 102       1,109,130
   1,000,000   New York State Urban Development Corporation, Correctional Capital
                Facilities Revenue Bonds, 1993 Refunding Series, 5.500%, 1/01/15       Baa1       1/03 at 102         929,710
   1,845,000   New York State, Environmental Facilities Corporation, State Water
                Pollution Control, Revolving Fund Revenue Bonds, Series 1994 D
                (Pooled Loan Issue), 6.900%, 5/15/15                                    Aaa      11/04 at 102       2,090,274
   3,230,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series HH-4, 8.050%, 4/01/22 (Alternative MinimumTax)             Aa      10/00 at 102       3,413,141
   9,200,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series HH-3, 7.950%, 4/01/22 (Alternative Minimum Tax)            Aa       6/00 at 102       9,784,384
   1,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series 30-C-1, 5.850%, 10/01/25 (Alternative MinimumTax)          Aa      10/03 at 102       1,469,250
   1,670,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series SS, 7.950%, 10/01/22 (Alternative Minimum Tax)             Aa      10/00 at 102       1,781,823
  45,135,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series VV, 0.000%, 10/01/23 (Alternative Minimum Tax)             Aa      10/01 at 19 11/32  6,302,200
   1,490,000   Town of Babylon Industrial Development Agency (New York), Resource
                Recovery Revenue Bonds, Series 1985, Ogden Martin System of
                Babylon, Inc. Project), 8.500%, 1/01/19                                Baa1       7/98 at 103       1,642,189
   1,985,000   Town of Babylon Industrial Development Agency (New York), Resource
                Recovery Revenue Bonds, Series 1985 B (Ogden Martin System of
                Babylon, Inc. Project), 8.500%, 1/01/19                                Baa1       7/98 at 103       2,187,748
               Battery Park City Authority, Revenue Bonds, Series 1990:
   7,050,000    7.700%, 5/01/15 (Pre-refunded to 5/01/99)                               Aaa       5/99 at 102       7,761,275
   2,500,000    6.500%, 5/01/20 (Pre-refunded to 5/01/99)                               Aaa       5/99 at 100       2,634,700
   2,500,000   Town of Hempstead Industrial Development Agency (Hempstead, New
                York), Fixed Rate/Convertible Resource Recovery Revenue Bonds (1985
                American Ref-Fuel Company of Hempstead Project), 7.375%, 12/01/05        A-      12/96 at 102       2,559,025
   1,000,000   Hudson Housing Development Corporation (Hudson, New York),
                Multifamily Mortgage Revenue Refunding Bonds, Series 1992A
                (Providence Hall-Schuyler Court Projects-FHA Insured Mortgages),
                6.500%, 1/01/25                                                         Aaa       1/03 at 101       1,020,700
   1,000,000   Islip Resource Recovery Agency, Resource Recovery System Revenue
                Bonds, (1985 Facility-Series B (1994)), 6.125%, 7/01/13 (Alternative
                Minimum Tax)                                                            Aaa       7/04 at 102       1,029,850
   1,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities
                1987 Service Contract Bonds, Series 2, 8.000%, 7/01/18
                (Pre-refunded to 7/01/98)                                               Aaa       7/98 at 102       1,084,450
   1,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities
                1987 Service Contract Bonds, Series 4, 7.500%, 7/01/19
                (Pre-refunded to 7/01/00)                                               Aaa       7/00 at 102 1/2   1,116,040
   5,500,000   Metropolitan Transportation Authority (New York), Transit Facilities
                1987 Service Contract Bonds, Series 3, 7.500%, 7/01/16
                (Pre-refunded to 7/01/00)                                               Aaa       7/00 at 102       6,161,540
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 3,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities
                Service Contract Bonds, Series K, 7.500%, 7/01/17
                (Pre-refunded to 7/01/98)                                               Aaa       7/98 at 102     $ 3,229,290
   1,500,000   Metropolitan Transportation Authority (New York), Transit
                Facilities 1987 Service Contract Bonds, Series 7, 4.750%, 7/01/19      Baa1       7/03 at 100       1,242,060
   2,000,000   Monroe County Airport Authority, Greater Rochester International
                Airport Revenue Bonds, Series 1989, 7.250%, 1/01/19 (Alternative
                Minimum Tax)                                                            Aaa       1/00 at 102       2,172,120
   1,000,000   Monroe County Water Authority (New York), Series 1991 B Water System
                Revenue Bonds, 6.500%, 8/01/16 (Pre-refunded to 8/01/01)                Aaa       8/01 at 101       1,090,170
   3,000,000   The City of New York (New York), General Obligation Bonds, Fiscal
                1991 Series F, 3.000%, 11/15/00                                        Baa1      No Opt. Call       2,771,340
               The City of New York, General Obligation Bonds, Fiscal 1991
                Series B:
     955,000    8.000%, 6/01/99                                                         Aaa      No Opt. Call       1,043,252
      70,000    8.000%, 6/01/99                                                        Baa1      No Opt. Call          75,670
   1,500,000   The City of New York, General Obligation Bonds, Fiscal 1991
                Series D, 9.500%, 8/01/02                                              Baa1       8/01 at 101 1/2   1,772,370
   4,000,000   The City of New York, General Obligation Bonds, Fiscal 1995
                Series E, 6.500%, 8/01/02                                              Baa1      No Opt. Call       4,209,240
     480,000   The City of New York, General Obligation Bonds, Fiscal 1987
                Series D, 8.000%, 8/01/06                                               Aaa       8/97 at 102         504,984
   2,420,000   New York City General Obligation, 8.000%, 8/01/06
                (Pre-refunded to 8/01/97)                                               Aaa       8/97 at 102       2,550,946
   1,350,000   The City of New York, General Obligation Bonds, Fiscal 1990
                Series B, 7.250%, 10/01/06                                              Aaa      No Opt. Call       1,443,231
   2,600,000   The City of New York, General Obligation Bonds, Fiscal 1995
                Series F, 6.375%, 2/15/06                                              Baa1       2/05 at 101       2,693,418
      50,000   The City of New York, General Obligation Bonds, Fiscal 1992
                Series C, 6.625%, 8/01/12                                               Aaa       8/02 at 101 1/2      54,428
   2,150,000   The City of New York, General Obligation Bonds, Fiscal 1989
                Series B, 6.750%, 12/01/14 (Pre-refunded to 12/01/96)                   Aaa      12/96 at 101 /1    2,193,194
     500,000   The City of New York, General Obligation Bonds, Fiscal 1991
                Series A, 8.000%, 3/15/13                                               Aaa       3/00 at 101 1/2     562,655
   1,000,000   The City of New York, General Obligation Bonds, Fiscal 1993
                Series E, 5.750%, 5/15/13                                               Aaa       5/03 at 101 1/2   1,009,060
   5,750,000   New York City Housing Development Corporation, Multi-Unit Mortgage
                Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A,
                7.350%, 6/01/19                                                         AAA       6/01 at 102       6,095,518
   1,000,000   New York City, Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1989 Series B, 7.000%, 6/15/19
                (Pre-refunded to 6/15/98)                                              AAA        6/98 at 101 1/2   1,060,420
               New York City Municipal Water Finance Authority, New York,
                Water and Sewer System Revenue Bonds, Fiscal 1989 Series
                A:
   2,165,000    7.625%, 6/15/16 (Pre-refunded to 6/15/97)                             Aaa         6/97 at 101 1/2   2,255,302
   1,000,000    7.000%, 6/15/18 (Pre-refunded to 6/15/97)                             AAA         6/97 at 101 1/2   1,037,390
   4,000,000   New York City, Municipal Water Finance Authority (New York),
                Water and Sewer System Revenue Bonds, Fiscal 1991 Series
                C, 7.750%, 6/15/20 (Pre-refunded to 6/15/01)                          Aaa         6/01 at 101 1/2   4,576,920
   1,000,000   New York City Municipal Water Finance Authority, Water and
                Sewer System Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18     Aaa         6/02 at 101 1/2   1,000,210
               New York City Municipal Water Finance Authority (New York), Water
                and Sewer System Revenue Bonds, Fiscal 1990 Series A:
   2,000,000    7.375%, 6/15/09 (Pre-refunded to 6/15/99)                             AAA          6/99 at 101 1/2  2,183,540
   1,250,000    7.250%, 6/15/11 (Pre-refunded to 6/15/99)                               A          6/99 at 101 1/2  1,358,413
     250,000   New York City Municipal Water Finance Authority (New York), Water
                and Sewer System Revenue Bonds, Fiscal 1991 Series A, 7.500%,
                6/15/19 (Pre-refunded to 6/15/00)                                     Aaa          6/00 at 101 1/2    278,735
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 5,700,000   New York City Transit Authority, Transit Facilities Revenue
                Bonds, Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                (Pre-refunded to 1/01/00)                                              Aaa       1/00 at 102      $ 6,322,041
   6,750,000   New York City Industrial Development Agency, Special Facility
                Revenue Bonds (1990 American Airlines, Inc. Project), 8.000%,
                7/01/20
                (Alternative Minimum Tax)                                             Baa2       1/99 at 102        7,145,820
   2,095,000   City of Niagara Falls, Niagara County, New York, Water Treatment
                Plant (Serial) Bonds, 1994, 8.000%, 11/01/09 (Alternative
                Minimum Tax)                                                           Aaa      No Opt. Call        2,576,724
   2,165,000   Triborough Bridge and Tunnel Authority, New York, General Purpose
                Revenue Bonds, Series O, 7.700%, 1/01/19 (Pre-refunded to 1/01/99)     Aaa       1/99 at 101 1/2    2,358,118
   2,000,000   Triborough Bridge and Tunnel Authority, Mortgage Recording Tax
                Special Obligation Bonds, Series 1989 A, 7.125%, 1/01/19
                (Pre-refunded to 1/01/00)                                              Aaa       1/00 at 101        2,178,460
   1,000,000   Triborough Bridge and Tunnel Authority, Special Obligation Bonds,
                Series 1992, 5.500%, 1/01/17                                           Aaa       1/02 at 100          967,320
   2,500,000   Triborough Bridge and Tunnel Authority, New York, Mortgage Recording
                Tax Special Obligation Bonds, Series 1988A, 8.000%, 1/01/18
                (Pre-refunded to 1/01/98)                                              Aaa       1/98 at 101 1/2    2,660,525
   2,230,000   City of Yonkers, New York, General Obligation School Bonds-1990-C,
                7.375%, 12/01/09 (Pre-refunded to 12/01/00)                            Aaa      12/00 at 102        2,510,400
   5,705,000   Puerto Rico Housing Finance Corporation, Multifamily Mortgage
                Revenue Bonds, Portfolio A, Series I, 7.500%, 4/01/22                   AA       4/00 at 102        6,029,271
$348,180,000   Total Investments - (cost $304,278,246) - 97.6%                                                    331,277,892
============
               TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES - 1.1%
 $ 2,100,000   The City of New York, General Obligation Bonds, Fiscal 1995
                Series B, Variable Rate Demand Bonds, 3.700%, 8/15/22+                VMIG-1                        2,100,000
     400,000   New York State Energy Research and Development Authority, Pollution
                Control Refunding Revenue Bonds (New York State Electric andGas
                Corporation Project), 1994 Series C, Variable Rate Demand Bonds,
                3.750%, 6/01/29+                                                      VMIG-1                          400,000
   1,100,000   Syracuse Industrial Development Agency, Multi-Modal Interchangeable
                Rate Civic Facility, Revenue Bonds (Syracuse University),
                3.950%, 3/01/23+                                                      VMIG-1                        1,100,000
 $ 3,600,000   Total Temporary Investments - 1.1%                                                                   3,600,000
============
               Other Assets Less Liabilities - 1.3%                                                                 4,482,254
               Net Assets - 100%                                                                                 $339,360,146
                                                                                                                 ============
                                                                                 NUMBER OF             MARKET             MARKET
                            STANDARD & POOR'S                     MOODY'S       SECURITIES              VALUE            PERCENT
SUMMARY OF                              AAA                         Aaa               67       $214,748,866                65%
RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3               12         53,962,214                16
PORTFOLIO OF                             A+                          A1                3         13,268,595                 4
INVESTMENTS                           A, A-                   A, A2, A3                2          3,917,438                 1
(EXCLUDING                  BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3               22         45,380,779                14
TEMPORARY
INVESTMENTS):
TOTAL                                                                                106       $331,277,892                100%

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN)
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 1,150,000   Dormitory Authority of the State of New York, Judicial Facilities
                Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                7.375%, 7/01/16                                                        Aaa     No Opt. Call       $ 1,359,680
  10,000,000   Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1990F, 7.500%, 7/01/20 (Pre-refunded to 7/01/00)                Aaa     7/00 at 102         11,202,800
   1,000,000   Dormitory Authority of the State of New York, Cooper Union, Insured
                Revenue Bonds, Series 1990, 7.200%, 7/01/20                            Aaa     7/01 at 102          1,115,640
               Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990C:
   5,380,000    7.000%, 5/15/18 (Pre-refunded to 5/15/00)                              Aaa     5/00 at 102          5,921,228
   9,825,000    6.125%, 5/15/20                                                        Aaa     5/00 at 100          9,916,078
   5,000,000   Dormitory Authority of the State of New York, New York
                University, Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15        Aaa     7/01 at 102          5,078,400
   2,540,000   Dormitory Authority of the State of New York, Fordham University,
                Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15 (Pre-refunded
                to 7/01/00)                                                            Aaa     7/00 at 102          2,819,451
   1,250,000   Dormitory Authority of the State of New York, Leake and Watts
                Services, Inc., Insured Revenue Bonds, Series 1994, 6.000%, 7/01/23    Aaa     7/04 at 102          1,266,900
   1,000,000   Dormitory Authority of the State of New York, Maimonides Medical
                Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A,
                5.750%, 8/01/24                                                        Aaa     2/06 at 102            991,000
  10,000,000   New York State Energy Research and Development Authority, Electric
                Facilities Revenue Bonds, Series 1990 A (Consolidated Edison
                Company of New York, Inc. Project), 7.500%, 7/01/25
                (Alternative MinimumTax)                                                A1     7/99 at 101         10,731,000
   5,000,000   New York State Energy Research and Development Authority, Electric
                Facilities Revenue Bonds, Series 1991 A (Consolidated Edison
                Company of New York, Inc. Project), 7.500%, 1/01/26
                (Alternative MinimumTax)                                                A1     1/00 at 101          5,395,050
   2,000,000   New York State Energy Research and Development Authority,
                Facilities Revenue Bonds, Series 1992 A (Consolidated Edison
                Company of New York, Inc. Project), 6.750%, 1/15/27
               (Alternative MinimumTax)                                                Aaa     1/01 at 101          2,119,080
   2,000,000   New York State Energy Research and Development Authority,
                Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                Company of New York, Inc. Project), 6.375%, 12/01/27
               (Alternative MinimumTax)                                                Aaa    12/01 at 101          2,077,660
   2,500,000   New York State Energy Research and Development Authority,
                Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B
               (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
               (Alternative MinimumTax)                                                Aaa     5/02 at 102          2,694,150
   2,250,000   New York State Energy Research and Development Authority, Gas
                Facilities Revenue Bonds, Series C (The Brooklyn Union Gas Company
                Project), 5.600%, 6/01/25 (Alternative MinimumTax)                     Aaa     7/03 at 102          2,167,515
   3,665,000   New York State Energy Research and Development Authority,
                Pollution Control Revenue Bonds (Central Hudson Gas &Electric
                Corporation Projects), Series C, 8.375%, 12/01/28
                (Alternative Minimum Tax)                                               A-    12/98 at 102          3,996,463
   3,000,000   New York State Energy Research and Development Authority,
                Pollution Control Revenue Bonds (Central Hudson Gas & Electric
                Corporation Project), 1984 Series B, 7.375%, 10/01/14                  Aaa    10/99 at 103          3,318,030
               New York State Energy Research and Development Authority, Pollution
                Control Revenue Bonds, Series C (Rochester Gas and Electric
                Corporation Projects):
   5,000,000    8.375%, 12/01/28 (Alternative Minimum Tax)                             Aaa     12/98 at 102         5,472,850
   1,595,000    8.375%, 12/01/28 (Alternative Minimum Tax)                            Baa1     12/98 at 102         1,729,937
   2,500,000   New York State Energy Research and Development Authority,
                Pollution Control Revenue Bonds, Series 1992B (Rochester Gas and
                Electric Corporation Projects) 6.500%, 5/15/32 (Alternative
                Minimum Tax)                                                           Aaa      5/02 at 102         2,632,350
               New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series A Refunding:
   3,000,000    5.750%, 11/01/08                                                       Aaa      5/06 at 102         3,032,700
   2,000,000    6.100%, 11/01/15                                                       Aaa      5/06 at 102         2,029,760
   3,000,000    6.125%, 11/01/20                                                       Aaa      5/06 at 102         3,038,310
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 5,000,000   New York State Housing Finance Agency, State University
                Construction Refunding Bonds, 1986 Series A, 7.900%, 11/01/06        Aaa      No Opt. Call       $ 5,962,850
   1,000,000   New York State Housing Finance Agency, Insured Multi-Family
                Mortgage Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14       Aaa       8/04 at 102         1,031,110
  10,590,000   New York State Medical Care Facilities Finance Agency, Secured
                Hospital Revenue Bonds, 1987 Series A, 7.100%, 2/15/27               Aaa       2/97 at 102        10,898,910
   5,000,000   New York State Medical Care Facilities Finance Agency,
                Hospital and Nursing Home Insured Mortgage Revenue Bonds,
                1989 Series A, 7.600%, 2/15/29                                        Aa       2/99 at 102         5,394,400
               New York State Medical Care Facilities Finance Agency,
                Hospital and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                1989 Series A:
   3,000,000    7.250%, 2/15/24                                                      Aaa       2/99 at 102         3,211,950
   2,100,000    7.250%, 2/15/24                                                       Aa       2/99 at 102         2,242,485
               New York State Medical Care Facilities Finance Agency,
                Hospital Insured Mortgage Revenue Bonds, 1987 Series
                ARefunding:
   3,000,000    7.875%, 2/15/07 (Pre-refunded to 8/15/97)                             Aa       8/97 at 102         3,142,200
   1,720,000    8.000%, 2/15/25 (Pre-refunded to 8/15/97)                            Aaa       8/97 at 102         1,813,981
   9,500,000   New York State Medical Care Facilities Finance Agency, St.
                Luke's-Roosevelt Hospital Center FHA-Insured Mortgage
                Revenue Bonds, 1989 Series B, 7.450%, 2/15/29 (Pre-refunded
                to 2/15/00)                                                          Aaa       2/00 at 102        10,539,205
   2,500,000   New York State Medical Care Facilities Finance Agency, Beth
                Israel Medical Center (Main Campus), Project Revenue Bonds,
                1990 Series A, 7.500%, 11/01/10                                      Aaa      11/00 at 102         2,785,350
  12,000,000   New York State Medical Care Facilities Finance Agency, North
                Shore University Hospital, Mortgage Project Revenue Bonds,
                1990 Series A, 7.200%, 11/01/20                                      Aaa      11/00 at 102        13,247,040
   8,625,000   New York State Medical Care Facilities Finance Agency, The Mary
                Imogene Bassett Hospital, Project Revenue Bonds, 1991 Series A,
                7.125%, 11/01/20                                                     Aaa       5/01 at 102         9,510,529
   2,110,000   New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1992
                Series B, 6.250%, 8/15/18                                            Aaa       2/02 at 102         2,196,299
   2,000,000   New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1994
                Series E, 6.250%, 8/15/19                                            Aaa       8/02 at 100         2,090,480
   3,175,000   New York State Medical Care Facilities Finance Agency,
                Mental Health Services Facilities Improvement Revenue Bonds,
                1995 Series A, 6.000%, 2/15/25                                       Aaa       2/05 at 102         3,237,357
   2,080,000   New York State Medical Care Facilities Finance Agency,
                Mental Health Services Facilities Improvement Revenue Bonds,
                1993 Series F, Refunding, 5.250%, 2/15/19                            Aaa       2/04 at 102         1,956,094
   6,000,000   New York State Medical Care Facilities Finance Agency, New York
                Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A
                (AMBAC Insured Series), 6.800%, 8/15/24                              Aaa       2/05 at 102         6,621,300
   4,150,000   New York State Thruway Authority, General Revenue Bonds,
                Series C, 6.000%, 1/01/25                                            Aaa       1/05 at 102         4,217,853
   1,550,000   New York State Urban Development Corporation, Correctional
                Facilities Revenue Bonds, Series C, 7.500%, 1/01/12
               (Pre-refunded to 1/01/98)                                             Aaa       1/98 at 102         1,647,526
  15,000,000   New York State Urban Development Corporation, Correctional
                Capital Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20
                (Pre-refunded to 1/01/00)                                            Aaa       1/00 at 102        16,636,950
   3,150,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series MM-1, 7.950%, 10/01/21 (Alternative Minimum Tax)        Aa       2/01 at 102         3,352,986
   7,145,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series SS, 7.950%, 10/01/22 (Alternative Minimum Tax)          Aa      10/00 at 102         7,623,429
   2,520,000   State of New York, Various Purpose Bonds, 7.300%, 3/01/10             Aaa       3/01 at 102         2,806,272
   2,115,000   Town of Clifton Park Water Authority (New York), Water
               System Revenue Bonds, Series 1993, 5.000%, 10/01/26                   Aaa      10/03 at 102         1,896,415
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 5,500,000   Metropolitan Transportation Authority, Commuter Facilities
                Revenue Bonds, Series 1992B, 6.250%, 7/01/17                         Aaa       7/02 at 102       $ 5,737,545
   2,570,000   Metropolitan Transportation Authority, Commuter Facilities
                Service Contract Bonds, Series K, 7.500%, 7/01/17 (Pre-refunded
                to 7/01/98)                                                          Aaa       7/98 at 102         2,766,425
   4,290,000   Metropolitan Transportation Authority (New York), Transit
                Facilities Service Contract Bonds, Series L, 7.500%, 7/01/17         Aaa       7/98 at 102         4,608,104
   1,360,000   Metropolitan Transportation Authority, Transit Facilities
                Revenue Bonds, Series J, 5.500%, 7/01/22                             Aaa       7/02 at 100         1,310,047
               County of Nassau, New York, General Obligation Refunding Bonds:
   1,075,000    6.800%, 7/01/11 (Pre-refunded to 7/01/01)                            Aaa       7/01 at 102         1,192,401
   1,065,000    6.800%, 7/01/12 (Pre-refunded to 7/01/01)                            Aaa       7/01 at 102         1,181,309
   1,055,000    6.800%, 7/01/13 (Pre-refunded to 7/01/01)                            Aaa       7/01 at 102         1,170,217
   1,045,000    6.800%, 7/01/14 (Pre-refunded to 7/01/01)                            Aaa       7/01 at 102         1,159,124
   1,030,000    6.800%, 7/01/15 (Pre-refunded to 7/01/01)                            Aaa       7/01 at 102         1,142,486
               The City of New York, General Obligation Bonds, Fiscal 1991
                Series B:
   1,950,000    7.000%, 6/01/04 (Pre-refunded to 6/01/01)                            Aaa       6/01 at 101 1/2     2,168,576
   1,550,000    7.000%, 6/01/04                                                      Aaa       6/01 at 101 1/2     1,670,466
   4,935,000   The City of New York, General Obligation Bonds, Fiscal 1988
                Series B,
                7.500%, 8/01/07 (Pre-refunded to 2/01/98)                            Aaa       2/98 at 101 1/2     5,232,432
               The City of New York, General ObligationBonds, Fiscal 1990
                Series I:
     950,000    7.250%, 8/15/14                                                      Aaa       8/99 at 101 1/2     1,033,505
   1,270,000    7.250%, 8/15/17                                                      Aaa       8/99 at 101 1/2     1,365,187
               The City of New York, General ObligationBonds, Fiscal 1991
                Series A:
   3,030,000    7.250%, 3/15/18                                                      Aaa       3/00 at 101 1/2     3,274,067
   2,250,000    7.250%, 3/15/19                                                      Aaa       3/00 at 101 1/2     2,456,460
     730,000   The City of New York, General Obligation Bonds, Fiscal 1990
                Series I,
                7.250%, 8/15/17                                                      Aaa       8/99 at 101 1/2       794,912
  10,255,000   New York City Educational Construction Fund, Revenue Bonds,
                1989 Series A, 7.125%, 4/01/13 (Pre-refunded to 10/01/99)            Aaa      10/99 at 101 1/2    11,190,769
   1,250,000   New York City Health and Hospitals Corporation, Health System
                Bonds, 1993 Series A, 5.750%, 2/15/22                                Aaa       2/03 at 102         1,232,675
   7,790,000   New York City Housing Development Corporation, MBIA Insured
                Residential Revenue Refunding Bonds (Royal Charter
                Properties-East, Inc. Project), 1988 Series 1, 7.375%, 4/01/17       Aaa       4/98 at 101 1/2     8,114,765
  10,000,000   New York City Housing Development Corporation, Multi-Unit Mortgage
                Refunding Bonds (FHAInsured Mortgage Loans), 1991 Series A,
                7.350%, 6/01/19                                                      AAA       6/01 at 102        10,600,900
   1,000,000   New York City (New York), Municipal Water Finance Authority, Water
                and Sewer System Revenue Bonds, Fiscal 1989 Series B, 7.625%,
                6/15/17 (Pre-refunded to 6/15/98)                                    Aaa       6/98 at 101 1/2     1,072,510
               New York City Municipal WaterFinance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series A:
   5,965,000    7.250%, 6/15/15 (Pre-refunded to 6/15/00)                            Aaa       6/00 at 101 1/2     6,600,213
   1,200,000    7.500%, 6/15/19 (Pre-refunded to 6/15/00)                            Aaa       6/00 at 101 1/2     1,337,928
   2,000,000   New York City Municipal Water Finance Authority, Water and
                Sewer System Revenue Bonds, Fiscal 1990 Series A, 7.375%,
                6/15/09(Pre-refunded to 6/15/99)                                     Aaa       6/99 at 101 1/2     2,183,540
   1,000,000   New YorkCity Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26          Aaa       6/06 at 101           993,560
  11,000,000   New York City Transit Authority, Transit Facilities Revenue
                Bonds, Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                (Pre-refunded to 1/01/00)                                            Aaa       1/00 at 102        12,200,430
   9,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,
                Seventy-Third Series, 6.750%, 4/15/26 (Alternative Minimum Tax)      Aaa       4/01 at 101         9,555,840
   3,080,000   Suffolk County Water Authority, New York, Water System Revenue
                Bonds, Series 1990, 7.100%, 6/01/10 (Pre-refunded to 6/01/99)        Aaa       6/99 at 102         3,352,888
   9,635,000   Suffolk County Water Authority, New York, Water System Revenue
                Bonds, Series 1991, 7.000%, 6/01/16 (Pre-refunded to 6/01/00)        Aaa       6/00 at 102        10,612,855
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 5,000,000   Suffolk County Water Authority, New York, Water System Revenue
                Bonds, Series 1994, 5.000%, 6/01/17                                 Aaa       6/03 at 102       $ 4,574,900
   6,580,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series R, 7.375%, 1/01/16 (Pre-refunded to 1/01/00)          Aaa       1/00 at 101 1/2     7,244,908
   4,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series M, 7.500%, 1/01/15 (Pre-refunded to 1/01/98)          Aaa       1/98 at 102         4,251,680
   3,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)          Aaa       1/01 at 101 1/2     3,315,120
   2,500,000   Triborough Bridge and TunnelAuthority,General Purpose Revenue
                Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)          Aaa       1/01 at 102         2,772,900
   4,510,000   Triborough Bridge and TunnelAuthority, Mortgage Recording Tax
                Special Obligation Bonds, Series 1989 A, 7.125%, 1/01/19
                (Pre-refunded to 1/01/00)                                           Aaa       1/00 at 101         4,912,426
   5,000,000   Triborough Bridge and TunnelAuthority, Special Obligation
                Refunding Bonds, Series 1991B, 6.875%, 1/01/15                      Aaa       1/01 at 102         5,464,950
   6,000,000   Triborough Bridge and Tunnel Authority, New York, Mortgage
                Recording Tax Special Obligation Bonds, Series 1988A,
                8.000%, 1/01/18 (Pre-refunded to 1/01/98)                           Aaa       1/98 at 101 1/2     6,385,260
               Puerto Rico Ports Authority, Revenue Bonds, Series D:
   5,250,000    7.000%, 7/01/14 (Alternative Minimum Tax)                           Aaa       7/01 at 102         5,770,642
  11,500,000    6.000%, 7/01/21 (Alternative Minimum Tax)                           Aaa       7/01 at 102        11,543,470
$361,855,000   Total Investments - (cost $356,633,246) - 98.3%                                                  387,717,395
============
               TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES - 0.2%
   $ 700,000   The City of New York, General Obligation Bonds, Fiscal 1995
============
               Series B,Variable Rate Demand Bonds, 3.700%, 8/15/05+              VMIG-1                            700,000
               Other Assets Less Liabilities - 1.5%                                                               5,771,862
               Net Assets - 100%                                                                               $394,189,257
                                                                                                               ============
                                                                               NUMBER OF             MARKET             MARKET
                          STANDARD & POOR'S                     MOODY'S       SECURITIES              VALUE            PERCENT
SUMMARY OF                              AAA                         Aaa               78       $344,109,445                88%
RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                5         21,755,500                 6
PORTFOLIO OF                            A+-                          A1                2         16,126,050                 4
INVESTMENTS                           A, A-                   A, A2, A3                1          3,996,463                 1
(EXCLUDING                  BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                1          1,729,937                 1
TEMPORARY
INVESTMENTS):
TOTAL                                                                                 87       $387,717,395              100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 5,000,000   Dormitory Authority of the State of New York, State University
                Educational Facilities, Revenue Bonds, Series 1989B, 7.250%,
                5/15/15 (Pre-refunded to 5/15/00)                                         Aaa      5/00 at 102    $ 5,544,400
               Dormitory Authority of the State of New York, St. Vincent's
                Hospital and MedicalCenter of New York, FHA-Insured Mortgage
                Revenue Bonds, Series 1991:
   5,000,000    7.375%, 8/01/11                                                           AAA      8/01 at 102      5,581,700
   4,150,000    7.400%, 8/01/30                                                           AAA      8/01 at 102      4,627,707
   1,000,000   Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990C, 7.000%,
                5/15/18 (Pre-refunded to 5/15/00)                                         Aaa      5/00 at 102      1,100,600
  12,000,000   Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1990C, 7.000%, 7/01/14                                             Aaa      7/00 at 102     13,133,400
  10,930,000   Dormitory Authority of the State of New York, Ithaca College,
                Insured Revenue Bonds, Series 1991, 6.250%, 7/01/21                       Aaa      7/01 at 102     11,333,098
  10,000,000   Dormitory Authority of the State of New York, New York University,
                Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15                       Aaa      7/01 at 102     10,156,800
   3,920,000   Dormitory Authority of the State of New York, Rensselaer
                Polytechnic Institute, Insured Revenue Bonds, Series 1991,
                6.500%, 7/01/06                                                           Aaa      7/01 at 102      4,268,527
   6,000,000   Dormitory Authority of the State of New York, St. John's
                University, New York, Insured Revenue Bonds, Series 1991,
                6.875%, 7/01/11                                                           Aaa      7/01 at 102      6,614,640
  12,875,000   Dormitory Authority of the State of New York, Mount Sinai School
                of Medicine, Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15          Aaa      7/01 at 102     14,074,435
  13,275,000   Dormitory Authority of the State of New York, Judicial Facilities
                Lease Revenue Bonds (Suffolk County Issue), Series 1991B,
                7.000%, 4/15/16                                                           Aaa      4/01 at 102     14,659,184
   5,000,000   Dormitory Authority of the State of New York, State University
                Educational Facilities, Revenue Bonds, Series 1991A, 6.750%,
                5/15/21 (Pre-refunded to 5/15/02)                                         Aaa      5/02 at 102      5,590,000
   5,000,000   Dormitory Authority of the State of New York, Judicial Facilities
                Lease Revenue Bonds, (Suffolk County Issue), Series 1991A,
                9.500%, 4/15/14                                                          Baa1   10/96 at 115 27/32  5,833,850
               Dormitory Authority of the State of New York, Fordham University,
                Insured Revenue Bonds, Series 1990:
  10,380,000    7.200%, 7/01/15 (Pre-refunded to 7/01/00)                                 Aaa      7/00 at 102     11,522,008
   1,870,000    7.200%, 7/01/15                                                           Aaa      7/00 at 102      2,068,893
   5,000,000   Dormitory Authority of the State of New York, Leake and Watts
                Services Inc., Insured Revenue Bonds, Series 1994, 6.000%, 7/01/23        Aaa      7/04 at 102      5,067,600
   1,460,000   Dormitory Authority of the State of New York, Maimonides Medical
                Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996B,
                5.500%, 8/01/14                                                           Aaa      No Opt. Call     1,465,650
   4,000,000   New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1992 Series A,
                5.500%, 8/15/21                                                           Aaa       2/02 at 100     3,809,880
   5,440,000   New York State Energy Research and Development Authority, Electric
                Facilities Revenue Bonds, Series 1987 (Consolidated Edison Company
                of New York, Inc. Project), 7.125%, 3/15/22 (Alternative Minimum Tax)     Aa3       3/97 at 102     5,581,222
  14,000,000   New York State Energy Research and Development Authority, Electric
                Facilities Revenue Bonds, Series 1991 A (Consolidated Edison Company
                of New York, Inc. Project), 7.500%, 1/01/26 (Alternative Minimum Tax)      A1       1/00 at 101    15,106,140
  11,000,000   New York State Energy Research and Development Authority, Adjustable
                Rate Gas Facilities Revenue Bonds, Series 1989B (The Brooklyn Union
                Gas Company Project), 6.750%, 2/01/24 (Alternative Minimum Tax)           Aaa       5/02 at 102    11,854,260
   3,000,000   New York State Energy Research and Development Authority, Pollution
                Control Refunding Revenue Bonds (Niagara Mohawk Power Corporation
                Project), 1991 Series A, 6.625%, 10/01/13                                 Aaa      10/01 at 102     3,265,170
   1,000,000   New York State Energy Research and Development Authority, Adjustable
                Rate Pollution Control Revenue Bonds (New York State Electric and
                Gas Corporation Project), 1987 Series A, 6.150%, 7/01/26 (Alternative
                Minimum Tax)                                                              Aaa       7/05 at 102     1,013,620
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 2,500,000   New York State Energy Research and Development Authority, Facilities
                Revenue Bonds, Series 1992 A (Consolidated Edison Company of New
                York, Inc. Project), 6.750%, 1/15/27 (Alternative Minimum Tax)            Aaa      1/01 at 101    $ 2,648,850
   3,500,000   New York State Energy Research and Development Authority, Facilities
                Revenue Bonds, Series 1992B (Consolidated Edison Company of New
                York, Inc. Project), 6.375%, 12/01/27 (Alternative Minimum Tax)           Aaa     12/01 at 101      3,635,905
   5,000,000   New York State Environmental Facilities Corporation, State Water
                Pollution ControlRevolving Fund Revenue Bonds, Series 1991 B
                (Pooled Loan Issue), 7.100%, 9/15/11                                      Aaa      9/00 at 102      5,487,150
   1,300,000   New York State Environmental Facilities Corporation, Water Facilities
                Revenue Bonds, Series 1992 (The New Rochelle Water Company
                Project), 6.400%, 12/01/24 (Alternative Minimum Tax)                      Aaa      6/02 at 102      1,360,294
   4,000,000   New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series ARefunding, 6.125%, 11/01/20                           Aaa      5/06 at 102      4,051,080
  12,000,000   New York State Medical Care Facilities Finance Agency, Secured
                Hospital Revenue Bonds, 1987 Series A, 7.100%, 2/15/27                    Aaa      2/97 at 102     12,350,040
   8,945,000   New York State Medical Care Facilities Finance Agency, St. Luke's-
                Roosevelt Hospital Center FHA-Insured Mortgage Revenue Bonds,
                1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)                  Aaa      2/00 at 102      9,923,494
   5,500,000   New York State Medical Care Facilities Finance Agency, St. Luke's-
                Roosevelt Hospital Center FHA-Insured Mortgage Revenue Bonds,
                1989 Series A, 7.375%, 2/15/19                                            Aaa      2/00 at 102      6,036,085
  10,755,000   New York State Medical Care Facilities Finance Agency, North Shore
                University Hospital, Mortgage Project Revenue Bonds, 1990 Series A,
                7.200%, 11/01/20                                                          Aaa     11/00 at 102     11,872,660
   5,625,000   New York State Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1992 Series B,
                6.250%, 8/15/18                                                           Aaa      2/02 at 102      5,855,063
   3,590,000   New York State Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1989 Series C,
                7.375%, 8/15/19 (Pre-refunded to 8/15/99)                                 Aaa      8/99 at 102      3,946,272
   6,265,000   New York State Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1989 Series C,
                7.375%, 8/15/19                                                           Aaa      8/99 at 102      6,847,457
   3,000,000   New York State Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1993 Series F
                Refunding, 5.375%, 2/15/14                                                Aaa      2/04 at 102      2,896,350
   5,000,000   New York State Medical Care Facilities Finance Agency, New York
                Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A
                (AMBAC Insured Series), 6.800%, 8/15/24                                   Aaa      2/05 at 102      5,517,750
   2,250,000   New York State Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1995 Series A,
                6.000%, 2/15/25                                                           Aaa      2/05 at 102      2,294,190
   5,000,000   New York State Urban Development Corporation, Section 236 Revenue
                Bonds, Series 1992A, 6.750%, 1/01/26                                      Aaa      1/02 at 102      5,436,500
   1,000,000   New York State Urban Development Corporation, Correctional
                Facilities Revenue Bonds, 1993A, Refunding Series,
                5.250%, 1/01/14                                                           Aaa      No Opt. Call       969,570
   1,720,000   New York State Urban Development Corporation, Youth Facilities
                Revenue Bonds, Series 1994, 5.700%, 4/01/14                               Aaa      4/04 at 102      1,726,123
               State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series VV:
   9,820,000    7.375%, 10/01/11 (Alternative Minimum Tax)                                 Aa     10/01 at 102     10,464,978
   2,070,000    7.375%, 10/01/11 (Alternative Minimum Tax)                                Aaa     10/01 at 102      2,234,358
   1,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series 43, 6.450%, 10/01/17                                        Aaa      9/04 at 102      1,568,175
   2,345,000   State of New York Mortgage Agency, Mortgage Revenue Bonds, Eighth
                Series A, 6.875%, 4/01/17                                                 Aaa     10/96 at 102      2,395,535
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
               State of New York, Serial Bonds:
 $ 4,055,000    6.750%, 8/01/08                                                          Aaa     8/01 at 102      $ 4,454,012
   4,055,000    6.750%, 8/01/10                                                          Aaa       8/01 at 102      4,452,187
   1,000,000   Albany Municipal Water Finance Authority, Water and Sewer System
                Revenue Bonds, Series 1993A, 5.500%, 12/01/22                            Aaa      12/03 at 102        965,640
   1,000,000   Battery Park City Authority, Water and Sewer System Revenue Bonds,
                Series 1993A, 5.250%, 11/01/17                                           Aaa      11/03 at 102        944,550
   1,200,000   Town of Brookhaven, Suffolk County, New York, Various Purposes
                Serial Bonds, 1991 Series B, 6.400%, 10/01/11                            Aaa      10/02 at 102      1,274,340
               City of Buffalo, New York, Refunding Serial Bonds-1991:
     530,000    6.250%, 2/01/11                                                          Aaa      2/01 at 101         552,096
     760,000    6.250%, 2/01/13                                                          Aaa      2/01 at 101         788,705
     760,000    6.250%, 2/01/15                                                          Aaa      2/01 at 101         786,030
   5,000,000   Metropolitan Transportation Authority, Commuter Facilities
                Revenue Bonds, Series 1992B, 6.250%, 7/01/17                             Aaa      7/02 at 102       5,215,950
   1,000,000   Metropolitan Transportation Authority, Commuter Facilities
                Revenue Bonds, Series 1996A, 6.000%, 7/01/21                             Aaa      7/06 at 102       1,022,330
  10.000,000   Metropolitan Transportation Authority, Commuter Facilities Service
                Contract Bonds, Series K, 7.500%, 7/01/17 (Pre-refunded to 7/01/98)      Aaa      7/98 at 102      10,764,300
   5,000,000   Metropolitan Transportation Authority, Transit Facilities Revenue
                Bonds, Series K, 6.250%, 7/01/11                                         Aaa      7/02 at 101 1/2   5,271,350
   7,900,000   Monroe County Airport Authority, Greater Rochester International
                Airport Revenue Bonds, Series 1989, 7.250%, 1/01/19 (Alternative
                Minimum Tax)                                                             Aaa      1/00 at 102       8,579,874
   5,000,000   Nassau County Industrial Development Agency, Civic Facility Revenue
                Bonds, (Hofstra University Project-Series 1991), 6.750%, 8/01/11         Aaa      8/01 at 102       5,492,000
               The City of New York, General Obligation Bonds, Fiscal 1992 Series C,
                Fixed Rate Bonds, Subseries C-1:
   4,130,000    6.250%, 8/01/10 (Pre-refunded to 8/01/02)                               Aaa       8/02 at 101 1/2   4,516,981
     870,000    6.250%, 8/01/10                                                         Aaa       8/02 at 101 1/2     911,856
               The City of New York, General Obligation Bonds, 1992 Series C:
   4,765,000    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                               Aaa       8/02 at 101 1/2   5,300,634
     235,000    6.625%, 8/01/14                                                         Aaa       8/02 at 101 1/2     255,191
               The City of New York, General Obligation Bonds, Fiscal 1991
                Series A:
   1,500,000    7.250%, 3/15/18                                                         Aaa       3/00 at 101 1/2   1,620,825
   3,100,000    7.250%, 3/15/19                                                         Aaa       3/00 at 101 1/2   3,384,456
   3,000,000   The City of New York, General Obligation Bonds, Fiscal 1990
                Series B, 7.000%, 10/01/19                                              Aaa      10/99 at 100       3,189,000
               New York City Educational Construction Fund, Revenue Bonds, 1989
                Series A:
   1,700,000    7.000%, 10/01/06 (Pre-refunded to 10/01/99)                             Aaa      10/99 at 101 1/2   1,849,192
  12,500,000    7.125%, 4/01/13 (Pre-refunded to 10/01/99)                              Aaa      10/99 at 101 1/2  13,640,625
   2,600,000   New York City Health and Hospitals Corporation, Health System
                Bonds, 1993 Series A, 5.625%, 2/15/13                                   Aaa       2/03 at 102       2,586,064
   4,000,000   New York City Housing Development Corporation, Multi-Unit Mortgage
                Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A,
                7.350%, 6/01/19                                                         AAA       6/01 at102        4,240,360
  15,000,000   Pass-Through Certificates of New York City HDC Multifamily Housing,
                Limited Obligation Bonds, Series 1991A, 6.500%, 2/20/19                 Aaa       7/97 at 105      17,554,200
   2,000,000   New York City, Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1989 Series B, 7.000%, 6/15/19
                (Pre-refunded to 6/15/98)                                               Aaa       6/98 at 101 1/2   2,123,220
   3,200,000   New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series A, 7.500%, 6/15/19
                (Pre-refunded to 6/15/00)                                               Aaa       6/00 at 101 1/2   3,567,808
   5,000,000   New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series C, 7.000%, 6/15/16
                (Pre-refunded to 6/15/01)                                               Aaa       6/01 at 101 1/2   5,564,050
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 5,350,000   New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1990 Series A, 6.750%, 6/15/14
                (Pre-refunded to 6/15/99)                                               Aaa     6/99 at 101 1/2   $ 5,756,386
   1,455,000   New York City, Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1989 Series B, 7.000%, 6/15/19
                (Pre-refunded to 6/15/98)                                               Aaa     6/98 at 101 1/2     1,545,647
   3,500,000   New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fixed Rate Fiscal 1994 Series B, 5.375%,
                6/15/19                                                                 Aaa     6/04 at 101         3,345,090
   1,500,000   New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26             Aaa     6/06 at 101         1,490,340
   2,780,000   New York City Transit Authority, Transit Facilities Revenue Bonds,
                Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                (Pre-refunded to 1/01/00)                                               Aaa     1/00 at 102         3,083,381
   5,000,000   The Trust for Cultural Resources of The City of New York, Revenue
                Refunding Bonds, Series 1991A, (The American Museum of Natural
                History), 6.900%, 4/01/21 (Pre-refunded to 4/01/01)                     Aaa     4/01 at 102         5,549,800
   5,000,000   The Trust for Cultural Resources of The City of New York, Revenue
                Refunding Bonds, Series 1991A, (The Museum of Modern Art),
                6.625%, 1/01/19                                                         Aaa     1/02 at 102         5,405,700
  10,000,000   The Port Authority of New York & New Jersey, Consolidated Bonds,
                Seventy-Sixth Series, 6.500%, 11/01/26 (Alternative Minimum Tax)        AA-    11/01 at 101        10,457,200
               Rensselaer County, New York, General Obligation Serial Bonds,
                Series 1991:
     960,000    6.700%, 2/15/16                                                         Aaa     No Opt. Call        1,098,038
     960,000    6.700%, 2/15/17                                                         Aaa     No Opt. Call        1,101,965
     960,000    6.700%, 2/15/18                                                         Aaa     No Opt. Call        1,099,075
     960,000    6.700%, 2/15/19                                                         Aaa     No Opt. Call        1,101,072
     960,000    6.700%, 2/15/20                                                         Aaa     No Opt. Call        1,104,202
     747,000    6.700%, 2/15/21                                                         Aaa     No Opt. Call          860,410
               County of Suffolk, New York, Public Improvement Bonds, 1991
                Series A:
     790,000    6.500%, 10/01/11                                                      Aaa      10/01 at 102           850,032
     745,000    6.500%, 10/01/12                                                      Aaa      10/01 at 102           801,270
     720,000    6.500%, 10/01/13                                                      Aaa      10/01 at 102           774,382
     730,000    6.500%, 10/01/14                                                      Aaa      10/01 at 102           784,465
     735,000    6.500%, 10/01/15                                                      Aaa      10/01 at 102           789,162
     250,000    6.500%, 10/01/16                                                      Aaa      10/01 at 102           268,423
     245,000    6.500%, 10/01/17                                                      Aaa      10/01 at 102           262,718
     245,000    6.500%, 10/01/18                                                      Aaa      10/01 at 102           262,718
     240,000    6.500%, 10/01/19                                                      Aaa      10/01 at 102           257,357
               County of Suffolk, New York, Public Improvement Bonds, 1991
                Series B:
     265,000    6.500%, 10/01/11                                                      Aaa      10/01 at 102           285,137
     265,000    6.500%, 10/01/12                                                      Aaa      10/01 at 102           285,015
     270,000    6.500%, 10/01/13                                                      Aaa      10/01 at 102           290,393
     275,000    6.500%, 10/01/14                                                      Aaa      10/01 at 102           295,518
     280,000    6.500%, 10/01/15                                                      Aaa      10/01 at 102           300,633
     275,000    6.500%, 10/01/16                                                      Aaa      10/01 at 102           295,265
     280,000    6.500%, 10/01/17                                                      Aaa      10/01 at 102           300,250
     285,000    6.500%, 10/01/19                                                      Aaa      10/01 at 102           305,610
  17,945,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)            Aaa       1/01 at 102        19,903,875
   2,500,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series P, 6.500%, 1/01/15 (Pre-refunded to 1/01/99)            Aaa       1/99 at 101 1/2     2,659,150
  12,000,000   Triborough Bridge and Tunnel Authority, Special Obligation
                Refunding Bonds, Series 1991A, 6.625%, 1/01/17                        Aaa       1/01 at 102        12,900,960
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
               Triborough Bridge and Tunnel Authority, Special Obligation
                Refunding Bonds, Series 1991B:
$ 14,000,000    7.100%, 1/01/10                                                     Aaa       1/01 at 102      $ 15,438,640
   3,500,000    6.875%, 1/01/15                                                     Aaa       1/01 at 102         3,825,465
$461,817,000   Total Investments - (cost $458,330,674) - 98.6%                                                  498,793,233
============
               TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES - 0.3%
  $  500,000   The City of New York, General Obligation Bonds, Fiscal 1995
                Series B, Variable Rate Demand Bonds, 3.700%, 8/15/05+             VMIG-1                           500,000
     800,000   The City of New York, General Obligation Bonds, Fiscal 1994
                Series A, Adjustable Rate Bonds, Subseries A-4, 3.900%,
                8/01/21+                                                           VMIG-1                           800,000
 $ 1,300,000   Total Temporary Investments - 0.3%                                                                 1,300,000
============
               Other Assets Less Liabilities - 1.1%                                                               6,034,706
               Net Assets - 100%                                                                               $506,127,939
                                                                                                               ============
                                                                               NUMBER OF             MARKET             MARKET
                          STANDARD & POOR'S                     MOODY'S       SECURITIES              VALUE            PERCENT
SUMMARY OF                              AAA                         Aaa              105       $451,349,843                91%
RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                3         26,503,400                 5
PORTFOLIO OF                             A+                          A1                1         15,106,140                 3
INVESTMENTS                 BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                1          5,833,850                 1
(EXCLUDING
TEMPORARY
INVESTMENTS):
TOTAL                                                                                110       $498,793,233               100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 3,520,000   Dormitory Authority of the State of New York, Judicial Facilities Lease
                Revenue Bonds (Suffolk County Issue), Series 1986, 7.375%, 7/01/16          Aaa    No Opt. Call   $ 4,128,256
   8,250,000   Dormitory Authority of the State of New York, New York Foundling
                Charitable Corporation, Insured Revenue Bonds, Series 1987,
                6.500%, 7/01/12                                                             Aaa    7/97 at 102      8,510,618
   1,000,000   Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1989A, 7.125%, 5/15/17         Aaa    5/99 at 102      1,088,150
   6,450,000   Dormitory Authority of the State of New York, City University System
                Consolidated Second General Resolution Revenue Bonds, Series 1990F,
                7.500%, 7/01/20 (Pre-refunded to 7/01/00)                                   Aaa    7/00 at 102      7,225,806
  10,000,000   Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990C, 7.000%, 5/15/18
                (Pre-refunded to 5/15/00)                                                   Aaa    5/00 at 102     11,006,000
   5,455,000   Dormitory Authority of the State of New York, City University System
                Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                7.000%, 7/01/14                                                             Aaa    7/00 at 102      5,970,225
   1,000,000   Dormitory Authority of the State of New York, Mount Sinai School of
                Medicine, Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15               Aaa    7/01 at 102      1,093,160
               Dormitory Authority of the State of New York, Hamilton College, Insured
                Revenue Bonds, Series 1991:
   2,000,000    6.500%, 7/01/11                                                             Aaa    7/01 at 102      2,142,440
   7,750,000    6.500%, 7/01/21                                                             Aaa    7/01 at 102      8,090,458
   1,000,000   Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990B, 7.000%, 5/15/16         Aaa    5/00 at 102      1,096,710
   3,000,000   Dormitory Authority of the State of New York, State University
                Educational Facilities, Revenue Bonds, Series 1991A, 6.750%, 5/15/21
                (Pre-refunded to 5/15/02)                                                   Aaa    5/02 at 102      3,354,000
   7,250,000   Dormitory Authority of the State of New York, The New York Public
                Library, Insured Revenue Bonds, Series 1992A, 5.875%, 7/01/22               Aaa    7/02 at 102      7,267,110
   7,515,000   Dormitory Authority of the State of New York, Marist College, Insured
                Revenue Bonds, Series 1992, 6.000%, 7/01/22                                 Aaa    7/02 at 102      7,599,995
   1,000,000   Dormitory Authority of the State of New York, City University System
                Consolidated Second General Resolution Revenue Bonds, Series
                1993A, 5.750%, 7/01/18                                                      Aaa   No Opt. Call      1,016,730
   5,375,000   Dormitory Authority of the State of New York, Leake and Watts
                Services, Inc., Insured Revenue Bonds, Series 1994, 6.000%, 7/01/23         Aaa    7/04 at 102      5,447,670
   1,970,000   Dormitory Authority of the State of New York, University of
                Rochester, Strong Memorial Hospital Revenue Bonds, Series 1994,
                5.900%, 7/01/17                                                             Aaa    7/04 at 102      1,985,031
   1,000,000   Dormitory Authority of the State of New York, Fordham University,
                Insured Revenue Bonds, Series 1994, 5.500%, 7/01/23                         Aaa    7/04 at 102        969,280
   3,700,000   Dormitory Authority of the State of New York, City University System
                Consolidated Third General Resolution Revenue Bonds, 1994
                Series 1, 6.300%, 7/01/24                                                   Aaa    7/04 at 102      3,882,299
   1,240,000   Dormitory Authority of the State of New York, Sarah Lawrence College,
                Revenue Bonds, Series 1995, 6.000%, 7/01/24                                 Aaa    7/05 at 102      1,261,985
   2,000,000   Dormitory Authority of the State of New York, Mental Health Services,
                Facilities Improvement Revenue Bonds, Series 1996B, 5.125%, 8/15/21         Aaa    2/06 at 102      1,846,720
   2,000,000   Dormitory Authority of the State of New York, United Cerebral Palsy of
                New York City, Inc., Insured Revenue Bonds, Series 1996,
                5.500%, 7/01/24                                                             Aaa    7/06 at 102      1,940,320
               New York Medical Care Facilities Finance Agency, Mental Health Services
                Facilities Improvement Revenue Bonds, 1992 Series A:
   7,495,000    6.375%, 8/15/10                                                             Aaa    2/02 at 102      7,985,623
  15,675,000    6.375%, 8/15/17                                                             Aaa   12/02 at 102     16,433,200
       5,000   New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1992 Series A,
                6.375%, 8/15/10 (Pre-refunded to 2/15/02)                                   Aaa    2/02 at 102          5,458
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
               New York State Energy Research and Development Authority, Electric
                Facilities Revenue Bonds (Consolidated Edison Company of New York,
                Inc. Project), Series 1989 C:
$ 10,000,000    7.250%, 11/01/24 (Alternative Minimum Tax)                                 A1     11/98 at 101   $ 10,527,000
   5,000,000    7.250%, 11/01/24 (Alternative Minimum Tax)                                Aaa     11/98 at 101      5,316,700
  12,675,000   New York State Energy Research and Development Authority, Gas
                Facilities Revenue Bonds, Series 1985 I(The Brooklyn Union Gas
                Company Project), 7.125%, 12/01/20                                        Aaa     12/96 at 102     13,001,128
   6,000,000   New York State Energy Research and Development Authority, Adjustable
                Rate Gas Facilities Revenue Bonds, Series 1989A (The Brooklyn Union
                Gas Company Project), 6.750%, 2/01/24 (Alternative Minimum Tax)           Aaa      5/02 at 102      6,465,000
   2,500,000   New York State Energy Research and Development Authority, Gas
                Facilities Revenue Bonds, Series C (The Brooklyn Union Gas Company
                Project), 5.600%, 6/01/25 (Alternative Minimum Tax)                       Aaa      7/03 at 102      2,408,350
  12,000,000   New York State Energy Research and Development Authority, Pollution
                Control Revenue Bonds, Series 1992B (Rochester Gas and Electric
                Corporation Projects), 6.500%, 5/15/32 (Alternative Minimum Tax)          Aaa      5/02 at 102     12,635,280
   2,500,000   New York State Energy Research and Development Authority, Solid Waste
                Disposal Revenue Bonds (New York State Electric and Gas Corporation
                Project), 1993 Series A, 5.700%, 12/01/28 (Alternative Minimum Tax)       Aaa     12/03 at 102      2,433,350
   9,000,000   New York State Energy Research and Development Authority, Facilities
                Revenue Bonds, Series 1992B (Consolidated Edison Company of New
                York, Inc. Project), 6.375%, 12/01/27 (Alternative Minimum Tax)           Aaa     12/01 at 101      9,349,470
   1,700,000   New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series A, 6.125%, 11/01/20                                    Aaa      5/06 at 102      1,721,709
   1,500,000   New York State Housing Finance Agency, Insured Multi-Family
                Mortgage Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14            Aaa      8/04 at 102      1,546,665
   1,845,000   New York State Medical Care Facilities Finance Agency, Secured
                Hospital Revenue Bonds, 1987 Series A, 7.100%, 2/15/27                    Aaa      2/97 at 102      1,898,819
   6,530,000   New York State Medical Care Facilities Finance Agency, St.
                Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage Revenue
                Bonds, 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)           Aaa      2/00 at 102      7,244,317
   3,335,000   New York State Medical Care Facilities Finance Agency, Hospital and
                Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1989 Series A,
                7.250%, 2/15/09                                                           Aaa      2/99 at 102      3,569,050
   5,200,000   New York State Medical Care Facilities Finance Agency, Sisters of
                Charity Hospital of Buffalo, Project Revenue Bonds, 1991 Series A,
                6.625%, 11/01/18                                                          Aaa     11/01 at 102      5,577,052
   1,500,000   New York State Medical Care Facilities Finance Agency, Hospital and
                Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1992 Series A,
                6.700%, 8/15/23                                                            AA      8/02 at 102      1,583,760
   1,000,000   New York State Medical Care Facilities Finance Agency, St. Mary's
                Hospital (Rochester), Mortgage Project Revenue Bonds, 1994 Series
                A Refunding, 6.200%, 11/01/14                                             Aaa     11/03 at 102      1,047,650
   2,000,000   New York State Medical Care Facilities Finance Agency, Health Center
                Projects Revenue Bonds (Secured Mortgage Program), 1995 Series A,
                6.375%, 11/15/19                                                          Aaa     11/05 at 102      2,120,940
   3,000,000   New York State Medical Care Facilities Finance Agency, Montefiore
                Medical Center, FHA-Insured Mortgage Revenue Bonds, 1995 Series A,
                5.750%, 2/15/25                                                           Aaa      2/05 at 102      2,968,710
   7,000,000   New York State Thruway Authority, General Revenue Bonds, Series A,
                5.750%, 1/01/19                                                           Aaa      1/02 at 102      6,960,170
               New York State Urban Development Corporation, Section 236 Revenue
                Bonds, Series 1992A:
   5,515,000    6.700%, 1/01/12                                                           Aaa      1/02 at 102      5,978,646
  17,995,000    6.750%, 1/01/26                                                           Aaa      1/02 at 102     19,565,964
   8,900,000   New York State Urban Development Corporation, Correctional
                Facilities Revenue Bonds, Series F, 6.500%, 1/01/19                       Aaa      1/99 at 101 1/2  9,310,379
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 1,000,000   New York State Urban Development Corporation, Correctional Facilities
                Revenue Bonds, Series G, 7.250%, 1/01/14 (Pre-refunded to 1/01/00)         Aaa      1/00 at 102   $ 1,101,640
   3,710,000   New York State Urban Development Corporation, Correctional Facilities
                Revenue Bonds, Series C, 7.500%, 1/01/12 (Pre-refunded to 1/01/98)         Aaa      1/98 at 102     3,943,433
   3,100,000   New York State Urban Development Corporation, Correctional Capital
                Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20 (Pre-refunded
                to 1/01/00)                                                                Aaa      1/00 at 102     3,438,303
   2,000,000   New York State Urban Development Corporation, Correctional Facilities
                Revenue Bonds, 1993A, Refunding Series, 5.250%, 1/01/14                    Aaa      No Opt. Call    1,939,140
   3,000,000   New York State Urban Development Corporation, Youth Facilities Revenue
                Bonds, Series 1994, 5.700%, 4/01/14                                        Aaa      4/04 at 102     3,010,680
   4,825,000   Power Authority of the State of New York, General Purpose Bonds,
                Series Z, 6.500%, 1/01/19                                                  Aaa      1/02 at 102     5,166,031
   5,000,000   Power Authority of the State of New York, General Purpose Bonds,
                Series Y, 6.000%, 1/01/20                                                  Aaa      1/01 at 100     5,033,900
     985,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series VV, 7.250%, 10/01/07 (Alternative Minimum Tax)               Aaa     10/01 at 102     1,033,078
     190,000   State of New York Mortgage Agency, Mortgage Revenue Bonds, Eighth
                Series F, 8.000%, 10/01/17                                                  Aa      7/98 at 102       191,651
   2,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series 33, 5.400%, 10/01/17                                         Aaa      3/04 at 102     1,903,580
   5,000,000   Battery Park City Authority, Senior Revenue Refunding Bonds, Series
                1993A, 5.250%, 11/01/17                                                    Aaa     11/03 at 102     4,722,750
   2,500,000   Battery Park City Authority, Junior Revenue Bonds, Series 1996A,
                5.500%, 11/01/26 (WI)                                                      Aaa     11/06 at 102     2,412,650
   3,000,000   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System
                Revenue Bonds, Series 1995, 5.750%, 1/01/25                                Aaa      1/05 at 101     3,000,840
   1,980,000   Town of Clifton Park Water Authority, New York, Water System Revenue
                Bonds, 1991 Series A, 6.375%, 10/01/26 (Pre-refunded to 10/01/02)          Aaa     10/02 at 102     2,187,722
   2,120,000   County of Erie, New York, General Obligation Serial Bonds, Public
                Improvement Serial Bonds, 1992, 7.650%, 1/15/97                            Aaa     No Opt. Call     2,144,210
   1,000,000   County of Erie, New York, General Obligation Bonds, 1995 Series B,
                5.625%, 6/15/20                                                            Aaa      6/05 at 101 1/2   987,020
   1,650,000   Islip Resource Recovery Agency, Resource Recovery System Revenue
                Bonds (1985 Facility - Series B (1994)), 7.250%, 7/01/11 (Alternative
                Minimum Tax)                                                               Aaa     No Opt. Call     1,931,655
   3,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue
                Bonds, Series 1996A, 6.000%, 7/01/16                                       Aaa      7/06 at 102     3,079,890
  15,000,000   Metropolitan Transportation Authority, Transit Facilities, 1987
                Service Contract Bonds, Series 5, 6.500%, 7/01/16                          Aaa      7/01 at 102    16,029,000
  24,155,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,
                Series J, 6.500%, 7/01/18                                                  Aaa      7/02 at 102    25,949,958
   3,500,000   Monroe County Airport Authority, Greater Rochester International
                Airport Revenue Bonds, Series 1989, 7.250%, 1/01/19 (Alternative
                Minimum Tax)                                                               Aaa      1/00 at 102     3,801,210
   3,365,000   County of Monroe Industrial Development Agency (Monroe County, New
                York), 1986 Industrial Development Revenue Bonds (Wilmur Associates
                Facility), Eastman Place Remarketing, 7.250%, 12/01/16 (Alternative
                Minimum Tax)                                                               Aaa     12/99 at 103     3,708,634
               County of Nassau, New York, General Obligation Serial Bonds:
   1,410,000    6.100%, 11/15/07                                                           Aaa     11/01 at 103     1,499,859
   1,260,000    6.375%, 11/15/09 (Pre-refunded to 11/15/01)                                Aaa     11/01 at 103     1,391,859
   1,495,000    6.100%, 11/15/09                                                           Aaa     11/01 at 103     1,580,529
   1,285,000    6.375%, 11/15/10 (Pre-refunded to 11/15/01)                                Aaa     11/01 at 103     1,419,475
   1,000,000    6.100%, 11/15/10                                                           Aaa     11/01 at 103     1,054,430
   2,500,000   The City of New York, General Obligation Bonds, Fiscal 1992
                Series H, 7.100%, 2/01/10                                                  Aaa     2/02 at 101 1/2  2,807,425
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
               The City of New York, General Obligation Bonds, Fiscal 1992 Series C,
                Subseries C-1:
$ 19,800,000    6.625%, 8/01/15 (Pre-refunded to 8/1/02)                                Aaa    8/02 at 101 1/2   $ 22,025,718
     200,000    6.625%, 8/01/15                                                         Aaa    8/02 at 101 1/2        217,184
  12,475,000   Pass-Through Certificates of New York City, HDCMultifamily Housing,
                Limited Obligation Bonds, Series 1991A, 6.500%, 2/20/19                 Aaa    7/97 at 105         14,599,243
               New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1992 Series A:
   9,500,000    6.750%, 6/15/16                                                         Aaa    6/01 at 101         10,322,305
   9,770,000    6.250%, 6/15/21                                                         Aaa    6/01 at 100         10,034,767
   5,090,000   New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1990 Series A, 6.750%, 6/15/14
                Pre-refunded to 6/15/99)                                                Aaa    6/99 at 101 1/2      5,476,637
               New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1992 Series C:
   1,800,000    6.500%, 6/15/21 (Pre-refunded to 6/15/97)                               Aaa    6/97 at 101 1/2      1,861,074
  19,490,000    6.500%, 6/15/21                                                         Aaa    6/97 at 101 1/2     19,979,004
   5,000,000   The Trust for Cultural Resources of The City of New York, New York
                Botanical Garden Recreational Facilities Improvements, 5.800%,
                7/01/26                                                                 Aaa    7/06 at 101          5,005,450
   4,700,000   Niagara Falls Bridge Commission, Toll Bridge System Revenue Bonds,
                Series 1992, 6.125%, 10/01/19 (Pre-refunded to 10/01/02)                Aaa   10/02 at 102          5,130,802
   1,000,000   Niagara Frontier Transportation Authority (Greater Buffalo
                International Airport), Airport Revenue Bonds, Series 1994A,
                6.250%, 4/01/24 (Alternative Minimum Tax)                               Aaa    4/04 at 102          1,036,580
  10,000,000   The Port of Authority of New York and New Jersey, Consolidated
                Bonds, Seventy-First Series, 6.500%, 1/15/26                            Aaa    1/01 at 101         10,569,600
  10,000,000   The Port Authority of New York & New Jersey, Consolidated Bonds,
                Seventy-Sixth Series, 6.500%, 11/01/26 (Alternative Minimum Tax)        Aaa   11/01 at 101         10,502,400
   7,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series X, 6.500%, 1/01/19                                        Aaa    1/02 at 101 1/2      7,461,440
   2,500,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)              Aaa    1/01 at 101 1/2      2,762,600
   3,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)              Aaa    1/01 at 102          3,327,480
   5,800,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series W, 6.750%, 1/01/22 (Pre-refunded to 1/01/02)              Aaa    1/02 at 101 1/2      6,428,255
   2,500,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series P, 6.500%, 1/01/15 (Pre-refunded to 1/01/99)              Aaa    1/99 at 101 1/2      2,659,150
  24,000,000   Triborough Bridge and Tunnel Authority, Special Obligation
                 Refunding Bonds, Series 1991B, 6.875%, 1/01/15                         Aaa    1/01 at 102         26,231,759
   2,000,000   Western Nassau County Water Authority, System Revenue Bonds,
                Series 1995, 5.650%, 5/01/26                                            Aaa    5/06 at 102          1,981,440
     525,000   City of Yonkers, New York, General Obligation Serial Bonds-1992-A,
                6.500%, 2/15/07                                                         Aaa    2/02 at 102            575,600
   1,390,000   City of Yonkers, New York, General Obligation Serial Bonds-1992-B,
                6.500%, 2/15/07                                                         Aaa    2/02 at 102          1,523,967
$490,915,000   Total Investments - (cost $489,307,207) - 98.4%                                                    520,760,360
============
               TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES - 0.1%
  $  300,000   The City of New York, General Obligation Bonds, Fiscal 1995
============
                Series B, Variable Rate Demand Bonds, 3.700%, 8/15/05+                 VMIG-1                         300,000
               Other Assets Less Liabilities - 1.5%                                                                 7,873,303
               Net Assets - 100%                                                                                 $528,933,663
                                                                                                                 ============

                                                                               NUMBER OF             MARKET             MARKET
                          STANDARD & POOR'S                     MOODY'S       SECURITIES              VALUE            PERCENT
SUMMARY OF                              AAA                         Aaa               93       $508,457,949                97%
RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                2          1,775,411                 1
PORTFOLIO OF                             A+                          A1                1         10,527,000                 2
INVESTMENTS
(EXCLUDING
TEMPORARY
INVESTMENTS):
TOTAL                                                                                 96       $520,760,360               100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. (WI) Security purchased on a when-issued basis (note 1).
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF)
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
               Dormitory Authority of the State of New York, Colgate
                University, Insured Revenue Bonds, Series 1991A:
 $ 1,250,000    6.700%, 7/01/11 (Pre-refunded to 7/01/01)                             Aaa      7/01 at 102        $ 1,381,350
   1,000,000    6.500%, 7/01/21 (Pre-refunded to 7/01/01)                             Aaa      7/01 at 102          1,096,990
   4,500,000   Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1990C, 7.000%, 7/01/14                                         Aaa      7/01 at 102          4,925,025
   2,000,000   Dormitory Authority of the State of New York, New York
                University, Insured Revenue Bonds, Series 1991,
                6.000%, 7/01/15                                                       Aaa      7/01 at 102          2,031,360
   2,500,000   Dormitory of the State of New York, The New York Public
                Library, Insured Revenue Bonds, Series 1992A, 5.875%, 7/01/22         Aaa      7/02 at 102          2,505,900
   2,500,000   Dormitory Authority of the State of New York, State University
                Educational Facilities, Revenue Bonds, Series 1995A, 6.000%,
                5/15/22                                                               Aaa      5/03 at 102          2,503,950
   4,000,000   Dormitory Authority of the State of New York, Rensselaer
                Polytechnic Institute Insured Revenue Bonds, Series 1993,
                5.250%, 7/01/22                                                       Aaa      7/03 at 101          3,725,000
   2,000,000   Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1993A, 5.750%, 7/01/18                                         Aaa     No. Opt. Call         2,033,460
   2,450,000   Dormitory Authority of the State of New York, Mount Sinai School
                of Medicine, Insured Revenue Bonds, Series 1994A, 5.000%, 7/01/21     Aaa      7/04 at 102          2,219,259
   1,000,000   Dormitory Authority of the State of New York, University of
                Rochester, Strong Memorial Hospital Revenue Bonds, Series 1994,
                5.500%, 7/01/21                                                       Aaa      7/04 at 102            960,110
   6,855,000   Dormitory Authority of the State of New York, City University
                System Consolidated, Third General Resolution Revenue Bonds,
                1994 Series 2, 6.750%, 7/01/24 (Pre-refunded to 7/01/04)              Aaa      7/04 at 102          7,798,934
   1,950,000   Dormitory Authority of the State of New York, Long Beach Medical
                Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1995,
                5.550%, 8/01/15                                                       Aaa      8/05 at 102          1,904,234
   3,000,000   Dormitory Authority of the State of New York, Ellis Hospital,
                FHA-Insured Mortgage Hospital Revenue Bonds, Series 1995,
                5.600%, 8/01/25                                                       Aaa      8/05 at 102          2,942,940
   4,000,000   Dormitory Authority of the State of New York, Maimonides Medical
                Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A,
                5.750%, 8/01/14                                                       Aaa      2/06 at 102          4,021,160
   2,000,000   New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1992 Series A,
                6.375%, 8/15/17                                                       Aaa     12/02 at 102          2,096,740
   2,500,000   New York State Energy Research and Development Authority,
                Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A,
                (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                (Alternative Minimum Tax)                                             Aaa      5/02 at 102          2,693,750
   5,000,000   New York State Energy Research and Development Authority, Gas
                Facilities Revenue Bonds, Series C (The Brooklyn Union Gas
                Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)           Aaa      7/03 at 102          4,816,700
   6,100,000   New York State Energy Research and Development Authority,
                Pollution Control Revenue Bonds, Series 1992B, (Rochester Gas
                and Electric Corporation Projects), 6.500%, 5/15/32 (Alternative
                Minimum Tax)                                                          Aaa      5/02 at 102          6,422,934
   2,500,000   New York State Energy Research and Development Authority,
                Adjustable Rate Pollution Control Revenue Bonds, (New York
                State Electric and Gas Corporation Project), 1987 Series A,
                6.150%, 7/01/26 (Alternative Minimum Tax)                             Aaa      7/05 at 102          2,534,050
   1,500,000   New York State Energy Research and Development Authority,
                Solid Waste Disposal Revenue Bonds (New York State Electric and
                Gas Corporation Project), 1993 Series A, 5.700%, 12/01/28
                (Alternative Minimum Tax)                                             Aaa     12/03 at 102          1,460,010
   2,500,000   New York State Energy Research and Development Authority,
                Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                Company of New York, Inc. Project), 6.375%, 12/01/27
                (Alternative Minimum Tax)                                             Aaa     12/01 at 101          2,597,075
   1,000,000   New York State Energy Research and Development Authority,
                Facilities Refunding Revenue Bonds, Series 1993 B (Consolidated
                Edison Company of New York, Inc. Project), 5.250%, 8/15/20            Aaa     10/03 at 102            934,820
   2,250,000   New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series A Refunding, 6.125%, 11/01/20                      Aaa      5/06 at 102          2,278,733
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 1,500,000   New York State Housing Finance Agency, Service Contract
                Obligation Revenue Bonds, 1993 Series A, 5.500%, 9/15/22               Aaa      9/03 at 102       $ 1,417,890
     100,000   New York State Medical Care Facilities Finance Agency, St.
                Luke's-Roosevelt Hospital Center FHA-Insured Mortgage Revenue
                Bonds, 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)        Aaa      2/00 at 102           110,939
   2,500,000   New York State Medical Care Facilities Finance Agency, Hospital and
                Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series C
                (Mount Sinai Hospital), 6.375%, 8/15/29                                AAA      8/02 at 102         2,580,875
   2,500,000   New York State Medical Care Facilities Finance Agency, South Nassau
                Communities Hospital Project Revenue Bonds, 1992 Series A,
                6.125%, 11/01/11                                                       Aaa     11/02 at 102         2,614,850
   4,395,000   New York State Medical Care Facilities Finance Agency, FHA-Insured
                Mortgage Project Revenue Bonds, 1995 Series F, 6.200%, 8/15/15          Aa      8/05 at 102         4,522,455
   7,800,000   New York State Medical Care Facilities Finance Agency, New York
                Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A (AMBAC
                Insured Series), 6.800%, 8/15/24                                       Aaa      2/05 at 102         8,607,690
   1,745,000   New York State Medical Care Facilities Finance Agency, Montefiore
                Medical Center FHA-Insured Mortgage Revenue Bonds, 1995 Series A,
                5.750%, 2/15/25                                                        Aaa      2/05 at 102         1,726,800
   3,500,000   New York State Medical Care Facilities Finance Agency FHA Mortgage
                Revenue Bonds (St. Luke's-Roosevelt Hospital), Series 1993,
                5.625%, 8/15/18                                                        Aaa      8/03 at 102         3,401,160
   4,700,000   New York State Medical Care Facilities Finance Agency, Hospital
                Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                5.375%, 2/15/25                                                        Aaa      2/04 at 102         4,457,668
   2,160,000   New York State Thruway Authority, General Revenue Bonds, Series C,
                6.000%, 1/01/25                                                        Aaa      1/05 at 102         2,195,316
   2,000,000   New York State Thruway Authority, Highway and Bridge Trust Fund
                Bonds, Series 1995A, 6.250%, 4/01/06                                   Aaa      4/05 at 102         2,183,320
   2,000,000   New York State Urban Development Corporation, Section 236 Revenue
                Bonds, Series 1992A, 6.700%, 1/01/12                                   Aaa      1/02 at 102         2,168,140
   1,900,000   New York State Urban Development Corporation Correctional
                Facilities Revenue Bonds, 1993A, Refunding Series, 5.250%,
                1/01/14                                                                Aaa     No Opt. Call         1,842,183
   6,000,000   New York State, Urban Development Corporation, Correctional
                Facilities Revenue Bonds, 1993 Refunding Series, 5.250%, 1/01/18       Aaa      1/03 at 102         5,665,680
   2,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series 30-B, 6.650%, 10/01/25 (Alternative Minimum Tax)          Aa      3/03 at 102         2,579,375
   1,200,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue
                Bonds, Series 30-C-1, 5.850%, 10/01/25 (Alternative Minimum Tax)        Aa     10/03 at 102         1,175,400
   3,000,000   Battery Park City Authority, Senior Revenue Refunding Bonds,
                Series 1993A, 5.250%, 11/01/17                                         Aaa     11/03 at 102         2,833,650
   2,000,000   Buffalo Sewer Authority, Sewer System Revenue Bonds, Series G,
                5.000%, 7/01/12                                                        Aaa      7/03 at 100         1,862,440
   1,595,000   Town of Huntington, Suffolk County, New York, General Obligation
                Refunding Bonds, 1993, 5.500%, 4/01/13                                 Aaa      4/03 at 102         1,592,432
   1,165,000   Islip Resource Recovery Agency, Resource Recovery System Revenue
                Bonds (1985 Facility - Series B (1994)), 6.125%, 7/01/13
                (Alternative Minimum Tax)                                              Aaa      7/04 at 102         1,199,775
   2,000,000   Metropolitan Transportation Authority, Commuter Facilities
                Revenue Bonds, Series 1992B, 6.250%, 7/01/17                           Aaa      7/02 at 102         2,086,380
   1,000,000   Metropolitan Transportation Authority, Commuter Facilities
                Revenue Bonds, Series 1994A, 6.375%, 7/01/18                           Aaa      7/04 at 101 1/2     1,060,790
   2,500,000   Metropolitan Transportation Authority (New York), Transit
                Facilities Service Contract Bonds, Series P, 5.750%, 7/01/15           Aaa      7/03 at 101 1/2     2,456,150
   1,800,000   Monroe County Airport Authority, Greater Rochester International
                Airport Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/19
                (Alternative Minimum Tax)                                              Aaa      1/03 at 102         1,694,178
   2,000,000   County of Monroe County Industrial Development Agency, Civic
                Facility Revenue Bonds (Nazareth College of Rochester Project),
                Series 1995, 6.000%, 6/01/20                                           Aaa      6/05 at 102         2,033,680
PRINCIPAL                                                                            RAT-      OPT. CALL          MARKET
AMOUNT         DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE
 $ 3,380,000   Montgomery, Otsego, Scholarie Solid Waste Management Authority,
                State of New York, Solid Waste System Revenue Refunding Bonds,
                Series 1993A, 5.250%, 1/01/14                                          Aaa      1/01 at 102       $ 3,251,729
   1,000,000   Montgomery, Otsego, Scholarie Solid Waste Management Authority,
                Solid Waste System Revenue, 5.250%, 1/01/14                            Aaa      1/01 at 102           962,050
     210,000   County of Nassau, New York, General Obligation Serial Bonds,
                Serial General Improvement Bonds, Series 1993-H, 5.500%, 6/15/16       Aaa     No Opt. Call           208,360
   1,500,000   County of Nassau, New York, General Obligation Serial Bonds,
                Serial General Improvement Bonds, Series O, 5.700%, 8/01/13            Aaa      8/04 at 103         1,517,880
   4,000,000   The City of New York, General Obligation Bonds, Fiscal 1995
                Series E, 8.000%, 8/01/05                                              Aaa     No Opt. Call         4,827,600
   2,385,000   The City of New York, General Obligation Bonds, 1992 Series C,
                6.625%, 8/01/14 (Pre-refunded to 8/01/02)                              Aaa      8/02 at 101 1/2     2,653,098
   1,500,000   The City of New York, General Obligation Bonds, Fiscal 1990
                Series F, 6.000%, 8/01/19                                              Aaa      8/98 at 101 1/2     1,469,730
   2,185,000   New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Series 1992C, 6.500%, 6/15/21                    Aaa      6/97 at 101 1/2     2,239,822
   5,460,000   The Trust for Cultural Resources of The City of New York, New York
                Botanical Garden Recreational Facilities Improvements, 5.800%,
                7/01/26                                                                Aaa      7/06 at 101         5,465,951
   1,000,000   New York City Industrial Development Agency, Civic Facility Revenue
                Bonds (USTA National Tennis Center Incorporated Project),
                6.375%, 11/15/14                                                       Aaa     11/04 at 102         1,065,160
     100,000   County of Niagara, New York, Public Improvement (Serial) Bonds,
                1993, 5.750%, 8/15/20                                                  Aaa      8/00 at 102            99,287
   2,115,000   City of Niagara Falls, Niagara County, New York, Water Treatment
                Plant (Serial) Bonds, 1994, 8.500%, 11/01/08 (Alternative Minimum
                Tax)                                                                   Aaa     No Opt. Call         2,686,981
               City of Niagara Falls, Niagara County, New York, Public Improvement
                (Serial) Bonds, 1994:
   1,000,000    7.500%, 3/01/13                                                        Aaa     No Opt. Call         1,219,890
   2,000,000    6.900%, 3/01/22                                                        Aaa      3/04 at 102         2,223,180
   2,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds,
                Eighty-Fourth Series, 5.875%, 7/15/16 (Alternative Minimum Tax)        Aaa      1/03 at 101         2,501,375
     500,000   Town of Smithtown, Suffolk County, New York, Refunding Serial Bonds,
                Series 1993, 5.550%, 4/01/09                                           Aaa      4/03 at 102           505,910
   1,000,000   Suffolk County Industrial Development Agency (Suffolk County, New
                York), Suffolk County Southwest Sewer System Revenue Bonds, Series
                1994, 4.750%, 2/01/09                                                  Aaa      2/04 at 101           927,040
   1,500,000   Suffolk County Water Authority, New York, Water System Revenue
                Bonds, Series 1992B Refunding, 5.625%, 6/01/16                         Aaa      6/02 at 102         1,478,820
               Suffolk County Water Authority, New York, Water System Revenue
                Bonds, Series 1993 Refunding:
   2,500,000    5.100%, 6/01/11                                                        Aaa     No Opt. Call         2,425,725
   2,500,000    5.100%, 6/01/12                                                        Aaa     No Opt. Call         2,409,675
   3,800,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue
                Bonds, Series T, 6.000%, 1/01/22 (Pre-refunded to 1/01/01)             Aaa      1/01 at 100         4,006,796
   2,750,000   City of Yonkers, New York, Refunding Serial Bonds, 1993-C,
                5.500%, 9/01/09                                                        Aaa      9/03 at 102         2,746,095
   2,500,000   Puerto Rico Electric Power Authority, Power Revenue Refunding
                Bonds, Series Y, 7.000%, 7/01/07                                       Aaa     No Opt. Call         2,890,273
$175,300,000   Total Investments - (cost $174,953,084) - 98.7%                                                    179,736,127
============
               TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES - 0.2%
  $  300,000   The City of New York, General Obligation Bonds, Fiscal 1995
============
               Series B, Variable Rate Demand Bonds, 3.700%, 8/15/22+                VMIG-1                           300,000
               Other Assets Less Liabilities - 1.1%                                                                 2,139,722
               Net Assets - 100%                                                                                 $182,175,849
                                                                                                                 ============

                                                                               NUMBER OF             MARKET             MARKET
                          STANDARD & POOR'S                     MOODY'S       SECURITIES              VALUE            PERCENT
SUMMARY OF                              AAA                         Aaa               68       $171,458,897                95%
RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                3          8,277,230                 5
PORTFOLIO OF
INVESTMENTS
(EXCLUDING
TEMPORARY
INVESTMENTS):
TOTAL                                                                                 71       $179,736,127                100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

STATEMENT OF NET ASSETS


                                                                        NNY             NNP             NQN             NVN
   ASSETS

   Investments in municipal securities, at market
     value (note 1)                                                 $146,137,681    $331,277,892    $387,717,395    $498,793,233
   Temporary investments in short-term municipal
     securities, at amortized cost (note 1)                            3,000,000       3,600,000         700,000       1,300,000
   Cash                                                                   39,190          75,693         331,608          40,458
   Receivables:
      Interest                                                         2,667,778       6,092,026       7,329,081       8,363,784
      Investments sold                                                   995,000          15,000          55,000            --
   Other assets                                                           14,529          37,650          26,126          26,527
                                                                    ------------    ------------    ------------    ------------
        Total assets                                                 152,854,178     341,098,261     396,159,210     508,524,002
                                                                    ------------    ------------    ------------    ------------

   LIABILITIES
   Payable for investments purchased                                        --              --              --              --
   Accrued expenses:
      Management fees (note 6)                                            80,013         176,977         204,977         261,780
      Other                                                              139,610         163,609         215,025         207,548
   Preferred share dividends payable                                        --            53,176          40,303          64,990
   Common share dividends payable                                        786,660       1,344,353       1,509,648       1,861,745
                                                                    ------------    ------------    ------------    ------------
        Total liabilities                                              1,006,283       1,738,115       1,969,953       2,396,063
                                                                    ------------    ------------    ------------    ------------
   Net assets (note 7)                                              $151,847,895    $339,360,146    $394,189,257    $506,127,939
                                                                    ============    ============    ============    ============
   Preferred shares, at liquidation value                                    N/A    $104,300,000    $120,000,000    $150,000,000
                                                                    ============    ============    ============    ============
   Preferred shares outstanding                                              N/A           4,172           4,800           6,000
                                                                    ============    ============    ============    ============
   Common shares outstanding                                          14,842,649      14,533,542      17,253,116      22,566,610
                                                                    ============    ============    ============    ============

   Net asset value per Common share outstanding (net assets
      less Preferred shares at liquidation value, divided
      by Common shares outstanding)                                 $      10.23    $      16.17    $      15.89    $      15.78
                                                                    ============    ============    ============    ============

N/A - Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.


STATEMENT OF NET ASSETS

                                                                                  NUN           NNF
   ASSETS

   Investments in municipal securities, at market
     value (note 1)                                                          $520,760,360   $179,736,127
   Temporary investments in short-term municipal
     securities, at amortized cost (note 1)                                       300,000        300,000
   Cash                                                                            49,382        333,766
   Receivables:
      Interest                                                                  8,656,552      2,625,229
      Investments sold                                                          3,918,811           --
   Other assets                                                                    41,757         17,133
                                                                             ------------   ------------
        Total assets                                                          533,726,862    183,012,255
                                                                             ------------   ------------

   LIABILITIES
   Payable for investments purchased                                            2,402,917           --
   Accrued expenses:
      Management fees (note 6)                                                    272,839         95,550
      Other                                                                       201,788        139,291
   Preferred share dividends payable                                               87,749         38,662
   Common share dividends payable                                               1,827,906        562,903
                                                                             ------------   ------------
        Total liabilities                                                       4,793,199        836,406
                                                                             ------------   ------------
   Net assets (note 7)                                                       $528,933,663   $182,175,849
                                                                             ============   ============
   Preferred shares, at liquidation value                                    $170,000,000   $ 65,000,000
                                                                             ============   ============
   Preferred shares outstanding                                                     6,800          2,600
                                                                             ============   ============
   Common shares outstanding                                                   23,434,690      8,217,560
                                                                             ============   ============
   Net asset value per Common share outstanding
    (net assets less Preferred shares at liquidation
     value, divided by Common shares outstanding)                            $      15.32   $      14.26
                                                                             ============   ============
See accompanying notes to financial statements


STATEMENT OF OPERATIONS
Year ended September 30, 1996

                                                                       NNY             NNP             NQN             NVN

   INVESTMENT INCOME
   Tax-exempt interest income (note 1)                             $10,127,532     $22,414,078     $25,545,681     $31,438,071
                                                                   -----------     -----------     -----------     -----------
   Expenses:

      Management fees (note 6)                                         924,592       2,175,953       2,520,686       3,211,346
      Preferred shares--auction fees                                    N/A            270,939         300,000         375,000
      Preferred shares--dividend disbursing agent fees                  N/A             40,019          30,000          30,000
      Shareholders' servicing agent fees and expenses                   73,223          59,891          59,189          53,828
      Custodian's fees and expenses                                     42,863          63,385          63,518          75,494
      Directors' fees and expenses (note 6)                              2,706           1,544           3,846           5,932
      Professional fees                                                 52,374          21,564          19,601          20,867
      Shareholders' reports--printing and mailing expenses              72,118          87,717          69,684          96,510
      Stock exchange listing fees                                       22,454          22,666          16,905          32,535
      Investor relations expense                                         3,501          20,767          22,891          14,161
      Portfolio insurance expense                                        --              --            110,992         135,106
      Other expenses                                                    10,714          24,199          25,193          26,331
                                                                   -----------     -----------     -----------     -----------
        Total expenses                                               1,204,545       2,788,644       3,242,505       4,077,110
                                                                   -----------     -----------     -----------     -----------
          Net investment income                                      8,922,987      19,625,434      22,303,176      27,360,961
                                                                   -----------     -----------     -----------     -----------

   REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS
   Net realized gain (loss) from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                      390,448          97,055         605,193        345,109
   Net change in unrealized appreciation or depreciation
      of investments                                                (2,759,606)    (3,343,913)     (5,097,400)     (2,139,436)
                                                                   -----------     -----------     -----------     -----------
          Net gain (loss) from investments                          (2,369,158)    (3,246,858)     (4,492,207)     (1,794,327)
                                                                   -----------     -----------     -----------     -----------
   Net increase in net assets from operations                      $ 6,553,829     $16,378,576     $17,810,969     $25,566,634
                                                                  ============    ============    ============    ============


N/A - Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
Year ended September 30, 1996

                                                                       NUN             NNF

   INVESTMENT INCOME
    Tax-exempt interest income (note 1)                            $32,007,935     $10,430,617
                                                                   -----------     -----------
   Expenses:

      Management fees (note 6)                                       3,352,457       1,175,065
      Preferred shares--auction fees                                   425,000         162,501
      Preferred shares--dividend disbursing agent fees                  45,000          30,000
      Shareholders' servicing agent fees and expenses                   51,592          16,548
      Custodian's fees and expenses                                     81,151          49,856
      Directors' fees and expenses (note 6)                              3,963           1,385
      Professional fees                                                 19,132          27,575
      Shareholders' reports--printing and mailing expenses             107,466          34,458
      Stock exchange listing fees                                       32,954          19,929
      Investor relations expense                                        30,037           9,349
      Portfolio insurance expense                                       30,427          21,326
      Other expenses                                                    30,068          17,548
                                                                   -----------     -----------
        Total expenses                                               4,209,247       1,565,540
                                                                   -----------     -----------
          Net investment income                                     27,798,688       8,865,077
                                                                   -----------     -----------

   REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS
   Net realized gain (loss) from investment transactions,
     net of taxes, if applicable (notes 1 and 3)                     1,173,040       (465,881)
   Net change in unrealized appreciation or depreciation
     of investments                                                   (417,870)      3,162,286
                                                                   -----------     -----------
          Net gain (loss) from investments                             755,170       2,696,405
                                                                   -----------     -----------
   Net increase in net assets from operations                      $28,553,858     $11,561,482
                                                                  ============    ============

See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                           NNY                             NNP
                                                               Year ended      Year ended      Year ended      Year ended
                                                                 9/30/96         9/30/95         9/30/96         9/30/95
   OPERATIONS
   Net investment income                                       $   8,922,987    $   7,811,689    $  19,625,434    $  16,826,085
   Net realized gain (loss) from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                    390,448          754,287           97,055         (902,468)
   Net change in unrealized appreciation or depreciation
      of investments                                              (2,759,606)         (35,403)      (3,343,913)      11,921,862
                                                               -------------    -------------    -------------    -------------
      Net increase in net assets from operations                   6,553,829        8,530,573       16,378,576       27,845,479
                                                               -------------    -------------    -------------    -------------

   DISTRIBUTIONS TO SHAREHOLDERS (note 1)
   From undistributed net investment income:
        Common shareholders                                       (9,254,789)      (7,968,947)     (16,274,400)     (13,398,367)
        Preferred shareholders                                           N/A              N/A       (3,634,033)      (3,321,037)
   From accumulated net realized gains from
     investment transactions:
        Common shareholders                                         (480,474)         (11,813)            --               --
        Preferred shareholders                                           N/A              N/A             --               --
                                                               -------------    -------------    -------------    -------------
      Decrease in net assets from distributions to
        shareholders                                              (9,735,263)      (7,980,760)     (19,908,433)     (16,719,404)
                                                               -------------    -------------    -------------    -------------

   CAPITAL SHARE TRANSACTIONS (note 2)
   Net proceeds from shares issued in acquisition of NNM,
      or NNO and NRY, or NYP, as applicable (note 1)              28,973,267             --               --        164,436,079
   Net proceeds from Common shares issued to shareholders
      due to reinvestment of distributions                         1,571,945        1,623,656        2,644,024        1,093,104
                                                               -------------    -------------    -------------    -------------
   Net increase in net assets derived from capital share
      transactions                                                30,545,212        1,623,656        2,644,024      165,529,183
                                                               -------------    -------------    -------------    -------------
        Net increase (decrease) in net assets                     27,363,778        2,173,469         (885,833)     176,655,258
   Net assets at beginning of year                               124,484,117      122,310,648      340,245,979      163,590,721
                                                               -------------    -------------    -------------    -------------
   Net assets at end of year                                   $ 151,847,895    $ 124,484,117    $ 339,360,146    $ 340,245,979
                                                               =============    =============    =============    =============
   Balance of undistributed net investment income at
      end of year                                              $      75,475    $     343,200    $     594,828    $     877,827
                                                               =============    =============    =============    =============


N/A - Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                             NQN                             NVN
                                                                  Year ended      Year ended      Year ended      Year ended
                                                                    9/30/96         9/30/95         9/30/96         9/30/95
   OPERATIONS
   Net investment income                                        $  22,303,176    $  22,226,987    $  27,360,961    $  27,451,832
   Net realized gain (loss) from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                     605,193          358,785          345,109          656,989
   Net change in unrealized appreciation or depreciation
      of investments                                               (5,097,400)       7,860,233       (2,139,436)      14,842,889
                                                                -------------    -------------    -------------    -------------
      Net increase in net assets from operations                   17,810,969       30,446,005       25,566,634       42,951,710
                                                                -------------    -------------    -------------    -------------

   DISTRIBUTIONS TO SHAREHOLDERS (note 1)
   From undistributed net investment income:
        Common shareholders                                       (18,037,677)     (17,920,430)     (22,552,249)     (22,525,895)
        Preferred shareholders                                     (4,054,584)      (4,732,772)      (5,066,202)      (5,616,093)
   From accumulated net realized gains from investment
    transactions:
        Common shareholders                                          (387,001)            --           (557,052)            --
        Preferred shareholders                                       (108,312)            --           (143,064)            --
                                                                -------------    -------------    -------------    -------------
      Decrease in net assets from distributions to
        shareholders                                              (22,587,574)     (22,653,202)     (28,318,567)     (28,141,988)
                                                                -------------    -------------    -------------    -------------

   CAPITAL SHARE TRANSACTIONS (note 2)
   Net proceeds from shares issued in acquisition of NNM,
      or NNO and NRY, or NYP, as applicable (note 1)                     --               --               --               --
   Net proceeds from Common shares issued to
      shareholders due to reinvestment of distributions             2,954,112          263,700        3,539,742             --
                                                                -------------    -------------    -------------    -------------
   Net increase in net assets derived from capital
      share transactions                                            2,954,112          263,700        3,539,742             --
                                                                -------------    -------------    -------------    -------------
        Net increase (decrease) in net assets                      (1,822,493)       8,056,503          787,809       14,809,722
   Net assets at beginning of year                                396,011,750      387,955,247      505,340,130      490,530,408
                                                                -------------    -------------    -------------    -------------
   Net assets at end of year                                    $ 394,189,257    $ 396,011,750    $ 506,127,939    $ 505,340,130
                                                                =============    =============    =============    =============
   Balance of undistributed net investment income at end
      of year                                                   $   1,186,206    $     975,291    $     811,718    $   1,069,208
                                                                =============    =============    =============    =============

See accompanying notes to financial statements


STATEMENT OF CHANGES IN NET ASSETS

                                                                              NUN                             NNF
                                                                  Year ended      Year ended      Year ended      Year ended
                                                                    9/30/96         9/30/95         9/30/96         9/30/95
   OPERATIONS

   Net investment income                                        $  27,798,688    $  27,864,509    $   8,865,077    $   7,986,958
   Net realized gain (loss) from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                   1,173,040          294,208         (465,881)      (2,709,840)
   Net change in unrealized appreciation or depreciation
      of investments                                                 (417,870)      19,224,602        3,162,286       16,472,181
                                                                -------------    -------------    -------------    -------------
      Net increase in net assets from operations                   28,553,858       47,383,319       11,561,482       21,749,299
                                                                -------------    -------------    -------------    -------------
   DISTRIBUTIONS TO SHAREHOLDERS (note 1)
   From undistributed net investment income:
        Common shareholders                                       (21,903,186)     (21,891,381)      (6,570,290)      (5,814,049)
        Preferred shareholders                                     (5,864,574)      (6,367,695)      (2,183,049)      (2,134,301)
   From accumulated net realized gains from investmen
    transactions:
        Common shareholders                                          (460,749)        (350,825)            --               --
        Preferred shareholders                                       (135,268)         (90,494)            --               --
                                                                -------------    -------------    -------------    -------------
      Decrease in net assets from distributions to shareholders   (28,363,777)     (28,700,395)      (8,753,339)      (7,948,350)
                                                                -------------    -------------    -------------    -------------

   CAPITAL SHARE TRANSACTIONS (note 2)

   Net proceeds from shares issued in acquisition of NNM,
    or NNO and NRY, or NYP, as applicable (note 1)                       --               --               --         78,846,744
   Net proceeds from Common shares issued to shareholders
    due to reinvestment of distributions                              716,291             --               --               --
                                                                -------------    -------------    -------------    -------------
   Net increase in net assets derived from capital
    share transactions                                                716,291             --               --         78,846,744
                                                                -------------    -------------    -------------    -------------
        Net increase (decrease) in net assets                         906,372       18,682,924        2,808,143       92,647,693
   Net assets at beginning of year                                528,027,291      509,344,367      179,367,706       86,720,013
                                                                -------------    -------------    -------------    -------------
   Net assets at end of year                                    $ 528,933,663    $ 528,027,291    $ 182,175,849    $ 179,367,706
                                                                =============    =============    =============    =============

   Balance of undistributed net investment income
     at end of year                                             $   1,292,616    $   1,261,688    $     552,935    $     461,393
                                                                =============    =============    =============    =============

See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
     At September 30, 1996, the New York Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF).

     NNY is not authorized by its Articles of Incorporation to issue Preferred shares, therefore, in the Notes to Financial Statements "N/A" represents not-applicable.

     Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

     On January 8, 1996, NNY acquired all of the net assets of Nuveen New York Municipal Income Fund, Inc. (NNM) pursuant to a plan of reorganization approved by the shareholders of NNM on November 16, 1995. The acquisition was accomplished by a tax-free exchange of 2,770,666 shares of NNY for the 2,521,957 shares of NNM outstanding on January 8, 1996. NNM's net assets at that date of $28,973,267 included $2,191,385 of net unrealized appreciation which were combined with that of NNY. The combined net assets of NNY immediately after the acquisition were $154,177,791.

     On January 10, 1995, NNP acquired all of the net assets of Nuveen New York Municipal Market Opportunity Fund, Inc. (NNO) and Nuveen New York Premium Income Municipal Fund (NRY) pursuant to a plan of reorganization approved by the shareholders of NNP, NNO and NRY on December 8, 1994. The acquisition was accomplished by a tax-free exchange of 7,176,986 shares of NNP for the 5,880,403 shares of NNO and for the 1,909,411 shares of NRY outstanding on January 10, 1995. NNO's and NRY's net assets at that date of $130,279,931 and $34,156,148, respectively, included net unrealized appreciation (depreciation) of $8,503,907 and ($4,009,717), respectively, as well as $40,000,000 and
$14,300,000 of preferred shares at liquidation value, respectively, which were combined with that of NNP. The combined net assets of NNP immediately after the acquisition were $323,973,176.

     On December 7, 1994, NNF acquired all of the net assets of Nuveen Insured New York Premium Income Municipal Fund 2 (NYP) pursuant to a plan of reorganization approved by the shareholders of NNF and NYP on November 18, 1994. The acquisition was accomplished by a tax-free exchange of 4,001,860 shares of NNF for the 4,252,118 shares of NYP outstanding on December 7, 1994. NYP's net assets at that date of $78,846,744 included $10,078,617 of net unrealized depreciation and $32,000,000 of preferred shares at liquidation value which were combined with that of NNF. The combined net assets of NNF immediately after the acquisition were $161,196,754.

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
     Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions
     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At September 30, 1996, NUN had purchase commitments of $2,402,917. There were no such purchase commitments in any of the other Funds.

Interest Income
     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
     The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing to shareholders all of their tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for NNY and $.01 per Common share for NNP, NQN, NVN, NUN and NNF. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state personal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All regular monthly income dividends paid during the year ended September 30, 1996, have been designated Exempt Interest Dividends which are exempt from regular federal personal income tax. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
     Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
     The following Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the Auction Agent. The number of shares outstanding, by Series and in total, for each Fund, at September 30, 1996, were as follows:

                                                   NNP             NQN             NVN             NUN
   Number of shares:
      Series M                                    1,600            --              --             2,200
      Series T                                     --             2,400            --              --
      Series W                                    2,000            --             2,400           2,200
      Series Th                                    --              --             3,600           2,400
      Series F                                      572           2,400            --              --
                                                  -----           -----           -----           -----
        Total                                     4,172           4,800           6,000           6,800
                                                  =====           =====           =====           =====
                                                   NNF
   Number of shares:
      Series M                                    1,320
      Series T                                    1,280
      Series W                                      --
      Series Th                                     --
      Series F                                      --
                                                  -----
        Total                                     2,600
                                                  =====

Insurance
     NQN, NVN, NUN and NNF invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
     In October 1994, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 119 Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the year ended September 30, 1996.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                            2. FUND SHARES
                            Transactions in Common and Preferred shares were as follows:
                                                                             NNY                             NNP
                                                                  Year ended      Year ended      Year ended      Year ended
                                                                    9/30/96         9/30/95         9/30/96         9/30/95

  Common Shares:
  Shares issued in acquisition of NNM, or NNO and NRY, or NYP,
     as applicable (note 1)                                        2,770,666           --               --         7,176,986
  Shares issued to shareholders due to reinvestment of
     distributions                                                   144,082        153,474         152,270           66,332
                                                                  ----------        -------         -------       ----------
  Net increase                                                     2,914,748        153,474         152,270        7,243,318
                                                                   =========        =======         =======        =========

  Preferred shares acquired from NNO and NRY, or NYP, as
     applicable (note 1)                                              --              --              --              2,172
                                                                   =========        =======         =======        =========


                                                                               NQN                             NVN
                                                                   Year ended      Year ended      Year ended      Year ended
                                                                     9/30/96         9/30/95         9/30/96         9/30/95
   Common Shares:
   Shares issued in acquisition of NNM, or NNO and NRY, or NYP,
      as applicable (note 1)                                            --            --               --               --
   Shares issued to shareholders due to reinvestment of
      distributions1                                                  76,362         16,611          219,492            --

                                                                     -------         ------          -------         ------
   Net increase                                                      176,362         16,611          219,492            --
                                                                     =======         ======          =======         ======

   Preferred shares acquired from NNO and NRY, or NYP, as
      applicable (note 1)                                               --             --              --              --
                                                                     =======         ======          =======         ======

                                                                               NUN                             NNF
                                                                   Year ended      Year ended      Year ended      Year ended
                                                                     9/30/96         9/30/95         9/30/96         9/30/95
   Common Shares:
   Shares issued in acquisition of NNM, or NNO and NRY, or NYP,
      as applicable (note 1)                                           --               --               --           4,001,860
   Shares issued to shareholders due to reinvestment of
      distributions                                                  46,461             --               --              --
                                                                     ------           ------           ------         ----------
   Net increase                                                      46,461              --              --           4,001,860
                                                                     ======            =====           ======         =========
   Preferred shares acquired from NNO and NRY, or NYP, as
      applicable (note 1)                                              --                --              --               1,280
                                                                     ======            ======          ======         =========

3. SECURITIES TRANSACTIONS
     Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the year ended September 30, 1996, were as follows:

                                                                       NNY             NNP             NQN             NVN
   PURCHASES
   Investments in municipal securities                             $ 9,983,974     $ 5,900,114     $23,721,101     $28,453,736
   Investments in municipal securities in acquisition of NNM,
      as applicable (note 1)                                        25,446,249         --              --              --
   Temporary municipal investments                                  12,400,000      19,000,000      20,000,000      21,400,000
   Temporary municipal investments in acquisition of NNM,
      as applicable (note 1)                                           800,000          --              --              --
   SALES AND MATURITIES
   Investments in municipal securities                              10,738,565       7,234,830       16,528,273      20,498,027
   Temporary municipal investments                                  11,500,000      15,700,000       20,700,000      20,400,000
                                                                   ===========     ===========      ===========     ===========
                                                                       NUN             NNF
   PURCHASES
   Investments in municipal securities                             $45,495,593     $38,162,063
   Investments in municipal securities in acquisition of NNM,
      as applicable (note 1)                                            --               --
   Temporary municipal investments                                  17,900,000       9,600,000
   Temporary municipal investments in acquisition of NNM,
      as applicable (note 1)                                            --               --

   SALES AND MATURITIES
   Investments in municipal securities                              48,354,920      36,890,492
   Temporary municipal investments                                  18,000,000      10,700,000
                                                                   ===========     ===========


     At September 30, 1996, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

     At September 30, 1996, the following Funds had unused capital loss carryovers available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:


                                                                      NNY*             NNP            NNF
-------------------------------------------------------------------------------------------------------------
   Expiration Year:
      1998                                                          $  --          $  256,227       $   --
      1999                                                             --                 680           --
      2000                                                             --              --              14,718
      2002                                                             --           2,337,662       1,613,938
      2003                                                           892,506          356,638           3,373
      2004                                                             --             504,763       2,802,391
                                                                    --------       ----------      ----------
        Total                                                       $892,506       $3,455,970      $4,434,420
                                                                    ========       ==========      ==========

* NNM had net realized losses from investment transactions of $1,177,160, which were carried forward to NNY, as permitted under applicable tax regulations (note 1). The extent of such capital losses which can be utilized during the first fiscal year following such acquisition is subject to limitations prescribed by these tax regulations. Any amounts not fully utilized will continue to be carried forward to future fiscal years until the applicable expiration date is reached.

4. DISTRIBUTIONS TO COMMON SHAREHOLDERS
     On October 1, 1996, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid November 1, 1996, to shareholders of record on October 15, 1996, as follows:

                                                                       NNY             NNP             NQN             NVN
   Dividend per share                                                $.0530          $.0925          $.0875          $.0825
                                                                     ======          ======          ======          ======
                                                                       NUN             NNF

   Dividend per share                                                $.0780          $.0685
                                                                     ======          ======


5. UNREALIZED APPRECIATION (DEPRECIATION)
     Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 1996, were as follows:

                                                                       NNY             NNP             NQN            NVN
   Gross unrealized:
      Appreciation                                                 $11,233,309     $27,343,877     $31,088,573     $40,634,078
      Depreciation                                                    (191,267)       (344,231)        (4,424)        (171,519)
                                                                   -----------     -----------     -----------     -----------
   Net unrealized appreciation                                     $11,042,042     $26,999,646     $31,084,149     $40,462,559
                                                                   ===========     ===========     ===========     ===========
                                                                       NUN            NNF
   Gross unrealized:
      Appreciation                                                 $31,551,390     $5,674,426
      Depreciation                                                     (98,237)      (891,383)
                                                                   -----------     ----------
   Net unrealized appreciation                                     $31,453,153     $4,783,043
                                                                   ===========     ==========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     Under NNY's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays to the Adviser an annual management fee, payable monthly, of .35 of 1% of the average daily net asset value of the Fund, as well as 4.125% of the gross interest income of the Fund.

     Under NNP's, NQN's, NVN's, NUN's and NNF's investment management agreements with the Adviser, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

   AVERAGE DAILY NET ASSET VALUE                                 MANAGEMENT FEE
   For the first $125,000,000                                         .65 of 1%
   For the next $125,000,000                                        .6375 of 1
   For the next $250,000,000                                         .625 of 1
   For the next $500,000,000                                        .6125 of 1
   For the next $1,000,000,000                                         .6 of 1
   For net assets over $2,000,000,000                               .5875 of 1

     The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. COMPOSITION OF NET ASSETS

     At September 30, 1996, net assets consisted of:
                                                                         NNY             NNP             NQN             NVN
   Preferred shares, $25,000 stated value per share,
    at liquidation value                                          $     N/A        $104,300,000      $120,000,000    $150,000,000
   Common shares, $.01 par value per share                             148,426          145,335           172,531         225,666
   Paid-in surplus                                                 141,368,213      210,776,307       241,240,243     314,284,098
   Balance of undistributed net investment income                       75,475          594,828         1,186,206         811,718
   Accumulated net realized gain (loss) from investment
    transactions                                                      (786,261)      (3,455,970)          506,128         343,898
   Net unrealized appreciation of investments                       11,042,042       26,999,646        31,084,149      40,462,559
                                                                   -----------      -----------       -----------     -----------
      Net assets                                                  $151,847,895     $339,360,146      $394,189,257    $506,127,939
                                                                  ============     ============      ============    ============
   Authorized shares:
      Common                                                       250,000,000      200,000,000       200,000,000     200,000,000
      Preferred                                                        N/A            1,000,000         1,000,000       1,000,000
                                                                  ============     ============      ============    ============

                                                                       NUN             NNF
   Preferred shares, $25,000 stated value per share,
    at liquidation value                                          $170,000,000    $ 65,000,000
   Common shares, $.01 par value per share                             234,347          82,176
   Paid-in surplus                                                 325,096,770     116,661,309
   Balance of undistributed net investment income                    1,292,616         552,935
   Accumulated net realized gain (loss) from
    investment transactions                                            856,777      (4,903,614)
   Net unrealized appreciation of investments                       31,453,153      4,783,043
                                                                   -----------     -----------
      Net assets                                                  $528,933,663    $182,175,849
                                                                  ============    ============

   Authorized shares:
      Common                                                       200,000,000     200,000,000
      Preferred                                                      1,000,000       1,000,000
                                                                  ============    ============

8. INVESTMENT COMPOSITION
     Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At September 30, 1996, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:
                                                               NNY             NNP             NQN             NVN
   Revenue Bonds:
     Housing Facilities                                          13%             23%             15%             14%
     Educational Facilities                                       3               5               4              13
     Transportation                                               2               1              10               6
     Pollution Control Facilities                                13               6              11               9
     Lease Rental Facilities                                     10               3               1               6
     Water / Sewer Facilities                                    --               5               2               2
     Health Care Facilities                                       1               1               7               3
     Electric Utilities                                           1              --              --              --
     Other                                                        7               3               1               8
   General Obligation Bonds                                      10               6               7              14
   Escrowed Bonds                                                40              47              42              25
                                                              -----           -----           -----           -----
                                                               100%            100%            100%            100%
                                                              =====           =====           =====           =====
                                                               NUN             NNF
   Revenue Bonds:
     Housing Facilities                                          11%             24%
     Educational Facilities                                       9              14
     Transportation                                              14               5
     Pollution Control Facilities                                12              12
     Lease Rental Facilities                                      8               8
     Water / Sewer Facilities                                     8               6
     Health Care Facilities                                       3               2
     Electric Utilities                                           2               2
     Other                                                        7               6
   General Obligation Bonds                                       8              11
   Escrowed Bonds                                                18              10
                                                              -----            -----
                                                               100%             100%
                                                              =====            =====

     Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (42% for NNY, 55% for NNP, 100% for NQN, 100% for NVN, 100% for NUN and 100% for NNF). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

     All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

     For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS
FOLLOWS:
                                                                            Dividends from tax-exempt
                                            Operating performance           net investment income
                                                            Net
                                                            realized and
                             Net asset                      unrealized
                             value          Net             gain (loss)
                             beginning      investment      from            To Common       To Preferred
                             of period      income          investments**   shareholders    shareholders++
NNY
Year ended 9/30,
         1996                $10.440      $ .639          $ (.146)        $ (.663)       $  N/A
         1995                10.390         .659             .064           (.672)          N/A
         1994                10.990         .659            (.575)          (.669)          N/A
         1993                10.740         .664             .393           (.670)          N/A
2 mos. ended
         9/30/92             10.870         .112            (.129)          (.113)          N/A
Year ended 7/31,
         1992                10.270         .676             .727           (.676)          N/A
         1991                10.200         .679             .115           (.676)          N/A
         1990                10.370         .677            (.127)          (.676)          N/A
         1989                9.950          .675             .659           (.679)          N/A
10/7/87 to
         7/31/88             9.350          .514             .541           (.455)          N/A
NNP
Year ended 9/30,
         1996                16.410         1.356           (.220)         (1.125)         (.251)
         1995                15.910         1.365            .527          (1.118)         (.274)
         1994                17.240         1.360          (1.288)         (1.128)         (.274)
         1993                15.730         1.378           1.539          (1.172)         (.235)
11 mos. ended
         9/30/92             14.930         1.282            .735           (.996)         (.221)
Year ended
         10/31/91            13.440         1.394           1.484          (1.053)         (.335)
11/15/89 to
         10/31/90            14.050         1.138           (.458)          (.788)         (.263)
NQN
Year ended 9/30,
         1996                16.160         1.298           (.253)          (1.050)         (.236)
         1995                15.710         1.302            .475           (1.050)         (.277)
         1994                17.290         1.299          (1.556)          (1.080)         (.243)
         1993                15.830         1.305           1.494           (1.103)         (.236)
11 mos. ended
         9/30/92             14.980         1.220            .832            (.967)         (.210)
11/20/90 to
         10/31/91            14.050         1.071           1.019           (.773)          (.200)

                       Distributions from capital gains

                                                         Organization                    Per
                                                         and offering                    Common
                                                         costs and                       share
                                                         Preferred share Net asset       market
                          To Common      To Preferred    underwriting    value end       value end
                          shareholders   shareholders++  discounts       of period       of period

NNY
Year ended 9/30,
         1996               $(.040)      $  N/A          $ --              $10.230         $10.500
         1995                (.001)         N/A            --               10.440          10.375
         1994                (.015)         N/A            --               10.390          10.500
         1993                (.137)         N/A            --               10.990          11.250
2 mos. ended
         9/30/92               --           N/A            --               10.740          11.250
Year ended 7/31,
         1992                (.127)         N/A            --               10.870          11.625
         1991                (.048)         N/A            --               10.270          10.625
         1990                (.044)         N/A            --               10.200          10.500
         1989                (.235)         N/A            --               10.370          10.500
10/7/87 to
         7/31/88              --            N/A            --               9.950           10.000
NNP
Year ended 9/30,

         1996                --             --             --               16.170          17.250
         1995                --             --             --               16.410          16.625
         1994                --             --             --               15.910          15.875
         1993                --             --             --               17.240          17.875
11 mos. ended
         9/30/92             --             --             --               15.730          15.750
Year ended
         10/31/91            --             --             --               14.930          15.500
11/15/89 to

         10/31/90            --             --           (.239)             13.440          14.375
NQN
Year ended 9/30,
         1996             (.023)         (.006)            --               15.890          16.875
         1995               --             --              --               16.160          16.500
         1994               --             --              --               15.710          15.250
         1993               --             --              --               17.290          17.375
11 mos. ended
         9/30/92          (.019)         (.006)            --               15.830          16.750
11/20/90 to
         10/31/91           --             --            (.187)             14.980          15.500

                                                                            Ratios/Supplemental data
                                                                                            Ratio
                             Total                                                          of net
                             investment     Total                           Ratio of        investment
                             return         return          Net assets      expenses to     income            Portfolio
                             on market      on net asset    end of period   average net     to average        turnover
                             value+         value+          (in thousands)  assets***       net assets***     rate
NNY
Year ended 9/30,
         1996                8.07%          4.85%           $151,848        .83%            6.16%             7%
         1995                5.33           7.24            124,484         .80             6.38              12
         1994                (.77)           .78            122,311         .84             6.16               4
         1993                7.27          10.28            127,976         .85             6.16               5
2 mos. ended
         9/30/92            (2.29)          (.16)           123,313         .84*            6.20*             --
Year ended 7/31,
         1992               17.77          14.28            124,620         .90             6.46               9
         1991                8.58           8.21            116,236         .96             6.77              14
         1990                7.08           5.61            114,368         .98             6.70              16
         1989               14.92          14.22            115,379        1.03             6.75              24
10/7/87 to
         7/31/88             4.67          11.40            109,750         .99*            6.54*             47
NNP
Year ended 9/30,
         1996               10.76           5.53            339,360         .82             5.76               2
         1995               12.43          10.62            340,246         .86             5.86              15
         1994               (5.07)         (1.22)           163,591         .87             5.76               2
         1993               21.53          17.78            172,136         .84             5.89               3
11 mos. ended
         9/30/92             8.14          12.48            160,052         .81*            6.25*              1
Year ended
         10/31/91           15.67          19.71            153,310         .84             6.53              46
11/15/89 to
         10/31/90            1.05           1.31            142,169         .83*            6.54*             69
NQN
Year ended 9/30,
         1996                9.01           5.09            394,189         .82             5.63               4
         1995               15.87           9.98            396,012         .84             5.73               4
         1994               (6.26)         (2.97)           387,955         .83             5.53               2
         1993               10.71          16.82            412,960         .83             5.54               1
11 mos. ended
         9/30/92            14.83          12.67            385,114         .79*            5.89*              5
11/20/90 to
         10/31/91            8.61          12.47            368,269         .80*            6.03*              9

See notes on page 66.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS
FOLLOWS:
                                                                                Dividends from tax-exempt
                                         Operating performance                  net investment income
                                                             Net
                                                             realized and
                           Net asset                         unrealized
                           value         Net                 gain (loss)
                           beginning     investment          from               To Common       To Preferred
                           of period     income              investments**      shareholders    shareholders++
NVN
Year ended 9/30,
         1996             $15.900       $1.219              $ (.077)           $(1.005)        $(.226)
         1995              15.240        1.228                 .691             (1.008)         (.251)
         1994              17.030        1.223               (1.756)            (1.062)         (.183)
         1993              15.270        1.225                1.800             (1.077)         (.162)
11 mos. ended
         9/30/92           14.390        1.124                 .845              (.882)         (.207)
5/22/91 to
         10/31/91          14.050         .347                 .426              (.239)         (.030)
NUN
Year ended 9/30,
         1996              15.310        1.188                 .035              (.936)         (.251)
         1995              14.510        1.191                 .836              (.936)         (.272)
         1994              16.500        1.181               (1.958)             (.952)         (.242)
         1993              14.580        1.166                1.893              (.926)         (.213)
11/20/91 to
         9/30/92           14.050         .731                 .646              (.590)         (.082)
NNF
Year ended 9/30,
         1996              13.920        1.079               .329               (.802)          (.266)
         1995              12.740        1.083              1.201               (.811)          (.293)
         1994              15.340        1.052             (2.621)              (.837)          (.194)
12/17/92 to
         9/30/93           14.050         .601              1.497               (.466)          (.079)
                        Distributions from capital gains
                                                           Organization                       Per
                                                           and offering                       Common
                                                           costs and                          share
                                                           Preferred share    Net asset       market
                       To Common        To Preferred       underwriting       value end       value end
                       shareholders     shareholders++     discounts          of period       of period
NVN
Year ended 9/30,
         1996             $(.025)       $(.006)             $ --               $15.780         $16.000
         1995                --            --                 --                15.900          15.750
         1994              (.011)        (.001)               --                15.240          14.625
         1993              (.021)        (.005)               --                17.030          16.375
11 mos. ended
         9/30/92            --             --                 --                15.270          15.250
5/22/91 to
         10/31/91           --             --               (.164)              14.390          15.125
NUN
Year ended 9/30,
         1996              (.020)        (.006)               --                15.320          15.250
         1995              (.015)        (.004)               --                15.310          14.625
         1994              (.015)        (.004)               --                14.510          14.000
         1993               --            --                  --                16.500          15.500
11/20/91 to
         9/30/92            --            --                 (.175)             14.580          14.625
NNF
Year ended 9/30,
         1996               --            --                  --                14.260          13.750
         1995               --            --                  --                13.920          13.125
         1994               --            --                  --                12.740          11.500
12/17/92 to
         9/30/93            --            --                 (.263)             15.340          14.750
                                                                                Ratios/Supplemental data
                                                                                                Ratio
                           Total                                                                of net
                           investment    Total                                  Ratio of        investment
                           return        return              Net assets         expenses to     income         Portfolio
                           on market     on net asset        end of period      average net     to average     turnover
                           value+        value+              (in thousands)     assets***       net assets***  rate
NVN
Year ended 9/30,
         1996                8.26%         5.86%             $506,128           .80%            5.40%          4%
         1995               15.34         11.41               505,340           .82             5.56            5
         1994               (4.30)        (4.32)              490,530           .83             5.38            2
         1993               15.12         19.47               530,466           .85             5.43            1
11 mos. ended
         9/30/92           6.86           12.60               489,917           .83*            5.68*          15
5/22/91 to
         10/31/91          2.42           4.14                467,181           .79*            5.22*           2
NUN
Year ended 9/30,
         1996             10.96           6.45                528,934           .79             5.25            9
         1995             11.96          12.58                528,027           .81             5.42            4
         1994             (3.58)         (6.37)               509,344           .82             5.20            5
         1993             12.76          20.20                555,918           .83             5.15            4
11/20/91 to
         9/30/92           1.52           8.11                510,658           .79*            5.00*          17
NNF
Year ended 9/30,
         1996             11.15           8.35                182,176           .86             4.87           21
         1995             22.11          16.30                179,368           .95             5.05           32
         1994            (16.98)        (11.85)                86,720           .96             4.80            5
12/17/92 to
         9/30/93           1.53          12.70                 97,664           .99*            4.14*           3

N/A - Fund is not authorized to issue Preferred shares.
* Annualized.
** Net of taxes, if applicable.
*** Ratios do not reflect the effect of dividend payments to preferred shareholders, if applicable.
+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
++ The amounts shown are based on Common share equivalents.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen Insured New York Premium Income Municipal Fund, Inc.

     We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., and Nuveen Insured New York Premium Income Municipal Fund, Inc. as of September 30, 1996, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., and Nuveen Insured New York Premium Income Municipal Fund, Inc. at September 30, 1996, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

Ernst & Young LLP

Chicago, Illinois
November 15, 1996

Build your wealth automatically

Photographic image of Customer Service Rep at Nuveen.

Managing your portfolio takes skill, experience, and informed judgment, but our efforts to help you build your wealth don't stop there. At Nuveen, we offer a number of convenient ways to add to your tax-free portfolio and earn the tax-free income you need to achieve your financial goals.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly your bank or brokerage account.

By choosing to reinvest, you'll be able to set aside money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time. All reinvestments are invested in full and fractional shares and are kept in non-certificated form by the Plan Agent, Chase Manhattan Bank.

  To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

  The shares you acquire by reinvesting will either be purchased on the open market or be newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will be invested within 30 days of the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

  You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

  You also can reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

  The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

  For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at 1.800.257.8787.

Photographic image of Customer Service Rep at Nuveen.
"When it comes to financial planning, your investment adviser knows your situation best. Nuveen is pleased to provide the account information you and your adviser need to plan effectively."

Photographic image of Customer Service Rep at Nuveen.
"At Nuveen, we make reinvesting easy. A phone call is all it takes to set up your reinvestment account."

Photographic image of Customer Service Rep at Nuveen.
"When questions come up about your investment, we're happy to provide the up-to-date information you and your adviser need."

More than just a number

If you've ever called our toll-free customer service line, you've spoken with one of Nuveen's customer service representatives. These reps are ready to assist you with answers to your questions about current account balances, yields, and previous transactions on your accounts. They can also supply additional information about any of Nuveen's tax-free unit trusts and mutual funds.

If you have a question about your account, or whenever you need help, just call 800.257.8787. Our customer service reps are available Monday through Friday from 8:00 a.m. to 8:00 p.m. Eastern time.

Photographic image of woman seated and man standing behind her representing Nuveen investors.

Your investment partner

Photographic image of John Nuveen, Sr., founder of Nuveen.

For nearly 100 years, Nuveen has earned its reputation as a tax-free income specialist by focusing on municipal bonds.

Since 1898, John Nuveen & Co. Incorporated has worked to bring together the various participants in the municipal bond industry and build strong partnerships that benefit all concerned. Investors, financial advisers, municipal officials, investment bankers--Nuveen believes that forging relationships with these groups based on trust and value is the key to successful investing.

  As the oldest and largest municipal bond specialist in the United States, Nuveen's investment bankers work with issuers to understand and meet their needs in structuring and selling their bond issues.

  Nuveen also works closely with financial advisers around the country, including brokerage firms, banks, insurance companies, and independent financial planners, to bring the benefits of tax-free investing to you. These advisers are experts at identifying your needs and recommending the best solutions for your situation. Together we make a powerful team, helping you create a successful investment plan that meets your needs today and in the future.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois
60606-1286

FAN-1-9.96